Posting Supplement No. 189 dated April 19, 2009 to Prospectus dated October 13, 2008	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Posting Supplement supplements the prospectus dated October 13, 2008 and provides information about the particular series of Member Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Posting Supplement together with the prospectus dated October 13, 2008 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                The following Notes are currently being offered:

Member Payment Dependent Notes Series 362204

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
362204	$24,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 362204. Member loan 362204 was requested on April 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	n/a	Debt-to-income ratio:	0.54%
Length of employment:	n/a	Location:	Encino, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Need money ASAP

A credit bureau reported the following information about this borrower member on April 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,556.00	Public Records On File:	0
Revolving Line Utilization:	6.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 374812

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
374812	$18,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 374812. Member loan 374812 was requested on April 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Valerio Dewalt Train Assoc. Inc.	Debt-to-income ratio:	11.23%
Length of employment:	13 years	Location:	CHICAGO, IL

Home town:	Chicago
Current & past employers:	Valerio Dewalt Train Assoc. Inc., Valerio Dewalt Train assoc. inc.
Education:	DePaul University

This borrower member posted the following loan description, which has not been verified:

Consolidate

A credit bureau reported the following information about this borrower member on April 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	7	Months Since Last Delinquency:	18
Revolving Credit Balance:	$11,286.00	Public Records On File:	0
Revolving Line Utilization:	69.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 378725

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
378725	$5,600	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 378725. Member loan 378725 was requested on April 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:	Boricua Group LLC	Debt-to-income ratio:	13.76%
Length of employment:	4 years 10 months	Location:	New York, NY

Home town:	Arlington
Current & past employers:	Boricua Group LLC, Time Warner Inc.
Education:	George Mason University, Metropolitan College of New York

This borrower member posted the following loan description, which has not been verified:

I am in need of money to buy new equipment and for marketing my event based smoothie and coffee business. I have been the owner/operator of the franchise business for 5 years with increased sales each year. I would like to expand into catering to have a new revenue stream. I have excellent credit and own my condo in New York City. I pride myself in never being late and do not carry any balances on my credit cards. I show alot of debt however because I allowed my father to use my credit cards to buy equipment for a real estate business he started 3 years ago. Because of the economy, it didn't do well so he has been paying off the amount minimally for the past two years.

A credit bureau reported the following information about this borrower member on February 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$43,006.00	Public Records On File:	0
Revolving Line Utilization:	69.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 382304

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382304	$3,100	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382304. Member loan 382304 was requested on April 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,708 / month
Current employer:	Torrid Paintball Sports	Debt-to-income ratio:	15.49%
Length of employment:	5 years 6 months	Location:	Gaithersburg, MD

Home town:	Washington DC
Current & past employers:	Torrid Paintball Sports, BC Paintball, The Company Store
Education:

This borrower member posted the following loan description, which has not been verified:

I fancy myself a responsible person, and with the recent economic issues that have arisen, I like many others have found themselves a bit overextended in terms of finances. Working as a Retail store Manager for a small business (4 Employees), we like many other businesses had to downsize and let 1 empoyee go, and significantly scale back hours of the remaining, including myself, which is why I'm here looking for a helping hand to put myself back in a better position financially speaking. The loan I'd like to have would be used to completely pay off my remaining Credit Card debt as the companies just keep raising higher and higher the interest rates, making it harder to put a dent in the balance. Accomplishing this would allow myself and my fiancee to put ourselves in a better position by Spring of '10 to look at buying our first home. Hopefully by then the economy will be in a better place by then and my employer who is struggling like many other small businesses, to keep the doors open, will be able to expand into what the original business plan had called for. If anything, this can be chalked up as a lesson learned, a valuble one at that. I certainly understand what it's like to be struggling and greatly appreciate the fact there are those out there willing to lend a hand, people who don't know you but likely have been through the same thing, and know what it's like to be in that position. I certainly would be willing to assist someone else if it were within my means, and hopefully one day soon, it will be! Thank you for your time. Todd B.

A credit bureau reported the following information about this borrower member on April 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1987	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,275.00	Public Records On File:	1
Revolving Line Utilization:	27.50%	Months Since Last Record:	75
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 385028

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385028	$5,500	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385028. Member loan 385028 was requested on April 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,232 / month
Current employer:	Exel Logistics	Debt-to-income ratio:	21.33%
Length of employment:	8 years 9 months	Location:	HOUSTON, TX

Home town:
Current & past employers:	Exel Logistics
Education:

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate my credit card debits into one payment my credit score is 707 and i only missed one payment one month i am very reliable and have a steady job ive been working there for 6 years

A credit bureau reported the following information about this borrower member on April 6, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,041.00	Public Records On File:	0
Revolving Line Utilization:	59.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 385925

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385925	$11,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385925. Member loan 385925 was requested on April 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,000 / month
Current employer:	CSG HealthNet Solutions	Debt-to-income ratio:	13.65%
Length of employment:	1 year 8 months	Location:	Lubbock, TX

Home town:	amarillo
Current & past employers:	CSG HealthNet Solutions
Education:	South Plains College

This borrower member posted the following loan description, which has not been verified:

wedding and debt consolidation

A credit bureau reported the following information about this borrower member on April 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,476.00	Public Records On File:	0
Revolving Line Utilization:	42.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 386587

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
386587	$10,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 386587. Member loan 386587 was requested on April 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$3,150 / month
Current employer:	Dept of Homeland Security	Debt-to-income ratio:	10.38%
Length of employment:	1 year	Location:	WOODBURY, NJ

Home town:	New York City, NY
Current & past employers:	Dept of Homeland Security, Pennsauken Spine and Rehab
Education:	Lincoln Technical Institute

This borrower member posted the following loan description, which has not been verified:

a loan to purchase a vehicle

A credit bureau reported the following information about this borrower member on April 7, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,788.00	Public Records On File:	0
Revolving Line Utilization:	65.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 387465

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
387465	$4,200	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 387465. Member loan 387465 was requested on April 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$1,558 / month
Current employer:	n/a	Debt-to-income ratio:	4.62%
Length of employment:	n/a	Location:	Lorain, OH

Home town:	Lorain
Current & past employers:	Lorain Community Hospital, Cleveland Clinic, Parma Community General Hospital
Education:	Lorain County Community College

This borrower member posted the following loan description, which has not been verified:

Will be used to fix garage roof, landscaping, a furnace for the house, new storm windows and pay off the current mortgage and some medical bills, also, paint the house. need dental care and procedures

A credit bureau reported the following information about this borrower member on March 24, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,255.00	Public Records On File:	0
Revolving Line Utilization:	37.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 387655

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
387655	$7,750	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 387655. Member loan 387655 was requested on April 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,083 / month
Current employer:	Fletcher, Tilton, Whipple	Debt-to-income ratio:	11.36%
Length of employment:	2 years	Location:	nashua, NH

Home town:
Current & past employers:	Fletcher, Tilton, Whipple
Education:	Framingham State College

This borrower member posted the following loan description, which has not been verified:

Looking to consolidate debt into single payment. Also, to make purchase to improve home.

A credit bureau reported the following information about this borrower member on March 24, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	81
Revolving Credit Balance:	$6,720.00	Public Records On File:	0
Revolving Line Utilization:	19.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 388341

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
388341	$12,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 388341. Member loan 388341 was requested on April 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,667 / month
Current employer:	State Farm Insurance Companies	Debt-to-income ratio:	21.90%
Length of employment:	9 years 9 months	Location:	Tempe, AZ

Home town:	Colorado Springs
Current & past employers:	State Farm Insurance Companies
Education:	Colorado State University (CSU)

This borrower member posted the following loan description, which has not been verified:

Consolodating debt into one payment

A credit bureau reported the following information about this borrower member on March 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$43,863.00	Public Records On File:	0
Revolving Line Utilization:	63.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 388494

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
388494	$4,750	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 388494. Member loan 388494 was requested on April 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,767 / month
Current employer:	Mt. Clemens General Hospital	Debt-to-income ratio:	20.95%
Length of employment:	4 months	Location:	NEW HAVEN, MI

Home town:	Detroit
Current & past employers:	Mt. Clemens General Hospital
Education:	Baker College of Clinton Township

This borrower member posted the following loan description, which has not been verified:

wanting to purchase a used truck

A credit bureau reported the following information about this borrower member on April 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1993	Delinquent Amount:	$0.00
Open Credit Lines:	26	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	49	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,272.00	Public Records On File:	0
Revolving Line Utilization:	33.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 389668

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389668	$5,500	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389668. Member loan 389668 was requested on April 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	n/a	Debt-to-income ratio:	22.46%
Length of employment:	n/a	Location:	Kennewick, WA

Home town:	Kennewick
Current & past employers:	United States Air Force
Education:

This borrower member posted the following loan description, which has not been verified:

I need to refianance my auto loan to a more reasonable monthly payment amount for the remainder of the loan.

A credit bureau reported the following information about this borrower member on March 31, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	10	Months Since Last Delinquency:	18
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 389701

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389701	$8,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389701. Member loan 389701 was requested on April 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:	Retired	Debt-to-income ratio:	15.44%
Length of employment:	n/a	Location:	Columbus, OH

Home town:	Columbus
Current & past employers:	Retired, State of Ohio, Dept. of Youth services
Education:

This borrower member posted the following loan description, which has not been verified:

Dear Sirs, My credit card balances are staggering. My wife helped a friend, financially. He took advantage of her and she had to file bankruptcy. As a result we had to rely on credit cards for basic essentials - fuel, food, taxes, etc. for a while. This drove the balances much higher than they should ever be. We have been trying to fight back since. One credit card company sold the card and the interest rate shot up. We are having trouble paying the minimum payments on this account and playing catchup. They have offered a deal to pay just under $6,000, and they will forgive the remaining balance. We also are in dire need of a new hot water heater. I am retired and have been a homeowner for 45+ years. My wife is working extra hours to help get caught up. A loan would allow us to pay back the money at a more affordable rate. The other $2,000 would help eliminate another debt and keep us out of tax trouble. We are three years away from paying off our house and trying very hard to eliminate credit card use at all. We just need a little help. I have never defaulted on a loan and would greatly appreciate some help.

A credit bureau reported the following information about this borrower member on March 31, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1985	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	19	Months Since Last Delinquency:	13
Revolving Credit Balance:	$21,202.00	Public Records On File:	0
Revolving Line Utilization:	88.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 390021

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390021	$7,200	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390021. Member loan 390021 was requested on April 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Self	Debt-to-income ratio:	13.17%
Length of employment:	4 years 3 months	Location:	ATLANTA, GA

Home town:	New York
Current & past employers:	Self
Education:	Georgia Perimeter College, Georgia Institute of Technology

This borrower member posted the following loan description, which has not been verified:

When I was an undergraduate student at a presitigious university, I was placing school-related expenses on my credit cards. These expenses ranged from a once-a-week coffee to 500-page textbooks. Since I was an out-of-state student, I could not use the same state-paid scholarship I would have been entitled to had I attended an in-state university. However, I felt the added benefit of the out-of-state university outweighed the marginal benefit of staying in-state. I picked up jobs to pay for my rent and tuition. Now that I am finished, I am looking to consolidate my debt from my two high-interest credit cards charging around ~27% APR. This rate was locked in when I first started using a credit card and had no prior history. Even with a high interest rate, I am consistent in paying more than 3 times the minimum required payment. I believe I am a responsible borrower. I have been living in the same apartment for 3 years now, do not spend frivolously, and pay three times the minimum payment each month. Obviously ~27% APR is a lot of interest and a more favorable APR would be a great help to me. I am sure I could pay off any loan BEFORE the standad 36mo which were quoted to me.

A credit bureau reported the following information about this borrower member on April 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1981	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	37
Revolving Credit Balance:	$19,434.00	Public Records On File:	0
Revolving Line Utilization:	43.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 390038

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390038	$9,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390038. Member loan 390038 was requested on April 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,666 / month
Current employer:	Sunset Country Club	Debt-to-income ratio:	20.30%
Length of employment:	2 years 4 months	Location:	ADEL, GA

Home town:	Charlotte
Current & past employers:	Sunset Country Club
Education:	Belmont Abbey College, North Carolina State University at Raleigh, Alamance Community College

This borrower member posted the following loan description, which has not been verified:

I need to pay off 3 credit cards. I am a General Manager of a Country Club and my wife is a teacher. We own our home, and have a small child. I have not missed a payment on anything in at least the last five years and the one derrogatory score on my credit is being disputed as it was a credit card from colleges that my parents paid off. I need a better rate than the original offer as my main credit card is at 9%.

A credit bureau reported the following information about this borrower member on April 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1997	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$42,813.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 390261

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390261	$10,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390261. Member loan 390261 was requested on April 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Mabrie Facial Cosmetic	Debt-to-income ratio:	22.48%
Length of employment:	1 year 2 months	Location:	Walnut Creek, CA

Home town:	San Francisco
Current & past employers:	Mabrie Facial Cosmetic
Education:	San Francisco State University

This borrower member posted the following loan description, which has not been verified:

This loan will be used towards the balances on my credit cards. I would like to consolidate my debt and make one large monthly payment instead of several small payments. I have a secure job with a steady income, so I will pay the loan back in a diligent manner.

A credit bureau reported the following information about this borrower member on April 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2002	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,575.00	Public Records On File:	0
Revolving Line Utilization:	73.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 390440

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390440	$16,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390440. Member loan 390440 was requested on April 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$25,000 / month
Current employer:	Visa	Debt-to-income ratio:	7.60%
Length of employment:	1 year	Location:	SAN FRANCISCO, CA

Home town:
Current & past employers:	Visa
Education:

This borrower member posted the following loan description, which has not been verified:

Hi there I have a $16K amount due on my Merceds CL 600 and want to reduce my monthly payments. The car is worth between $25 and $35K depending on your blue book pov. Thanks! James

A credit bureau reported the following information about this borrower member on April 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$41,491.00	Public Records On File:	0
Revolving Line Utilization:	60.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 390502

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390502	$5,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390502. Member loan 390502 was requested on April 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	scripps memorial hospital	Debt-to-income ratio:	3.67%
Length of employment:	2 years	Location:	CORONADO, CA

Home town:	Florence
Current & past employers:	scripps memorial hospital, american mobile, cross country, blair e batson children's hospital
Education:	University of Mississippi Medical Center

This borrower member posted the following loan description, which has not been verified:

I am looking for small loan to provide upfront money to move into a home. Although I make great money as an E.R. nurse, I foresee the need for several thousand dollars to make a new house a home, while still finishing my lease where I live now. I fully expect to pay back the loan in full within a year.

A credit bureau reported the following information about this borrower member on April 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1995	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	18	Months Since Last Delinquency:	11
Revolving Credit Balance:	$3,048.00	Public Records On File:	0
Revolving Line Utilization:	33.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 390507

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390507	$12,000	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390507. Member loan 390507 was requested on April 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	so cal mulch inc.	Debt-to-income ratio:	20.74%
Length of employment:	5 years 1 month	Location:	ONTARIO, CA

Home town:	Richland
Current & past employers:	so cal mulch inc., Sherry Lee Collins, Esq.
Education:	University of California-Riverside (UCR)

This borrower member posted the following loan description, which has not been verified:

I would like to purchase a used vehicle for $12000.00. The low blue book value of this vehicle is $13900.00. I am prepared to pay this loan back in full in one year and a half.

A credit bureau reported the following information about this borrower member on April 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$94,064.00	Public Records On File:	0
Revolving Line Utilization:	57.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 390511

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390511	$10,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390511. Member loan 390511 was requested on April 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,947 / month
Current employer:	Shady Grove Nursing and Rehab Center	Debt-to-income ratio:	19.88%
Length of employment:	1 month	Location:	Damascus, MD

Home town:	Rockville
Current & past employers:	Shady Grove Nursing and Rehab Center, Belcan
Education:

This borrower member posted the following loan description, which has not been verified:

I am consolidating some debt and doing some home improvements.

A credit bureau reported the following information about this borrower member on April 14, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,255.00	Public Records On File:	0
Revolving Line Utilization:	24.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 390550

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390550	$8,500	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390550. Member loan 390550 was requested on April 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,750 / month
Current employer:	Meijer	Debt-to-income ratio:	16.17%
Length of employment:	8 years 5 months	Location:	Grand Haven, MI

Home town:	Zeeland
Current & past employers:	Meijer
Education:	Grand Valley State University

This borrower member posted the following loan description, which has not been verified:

To pay off a credit card that I need to pay off quickly

A credit bureau reported the following information about this borrower member on April 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,216.00	Public Records On File:	0
Revolving Line Utilization:	58.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 390569

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390569	$12,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390569. Member loan 390569 was requested on April 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Honeywell	Debt-to-income ratio:	15.31%
Length of employment:	7 years 9 months	Location:	Surprise, AZ

Home town:	Iowa City
Current & past employers:	Honeywell
Education:	DeVry University-Arizona

This borrower member posted the following loan description, which has not been verified:

Never missed a payment but credit cards have raised interest rates and are threating to dropped limits and charge overdraft fees. Just don't think I should be penalized for playing by the rules and the rules changing because of bad economy.

A credit bureau reported the following information about this borrower member on April 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1993	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,084.00	Public Records On File:	1
Revolving Line Utilization:	89.00%	Months Since Last Record:	101
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 390620

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390620	$6,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390620. Member loan 390620 was requested on April 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Subway	Debt-to-income ratio:	0.30%
Length of employment:	6 years 4 months	Location:	scarsdale, NY

Home town:
Current & past employers:	Subway
Education:

This borrower member posted the following loan description, which has not been verified:

5 years

A credit bureau reported the following information about this borrower member on April 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2006	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,472.00	Public Records On File:	0
Revolving Line Utilization:	6.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 390673

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390673	$12,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390673. Member loan 390673 was requested on April 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	n/a	Debt-to-income ratio:	22.48%
Length of employment:	n/a	Location:	Austin, TX

Home town:	Milwaukee
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

I am looking for a loan to consolidate and pay-off my high interest credit card debt. I am never late on credit card payments nor any other debts, ie car loan. I have a well paying, very secure job with an IT professional services firm. I want to pay off my debt, but cant seem to get ahead fast enough with the high interest rates.

A credit bureau reported the following information about this borrower member on April 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,600.00	Public Records On File:	0
Revolving Line Utilization:	88.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 390720

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390720	$25,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390720. Member loan 390720 was requested on April 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,583 / month
Current employer:	Scottel Voice and Data	Debt-to-income ratio:	1.39%
Length of employment:	6 years 6 months	Location:	Encino, CA

Home town:
Current & past employers:	Scottel Voice and Data
Education:	International American University

This borrower member posted the following loan description, which has not been verified:

Hi- I am trying to plan my dream wedding. I am earning a great annual salary. Thanks for your understanding and help

A credit bureau reported the following information about this borrower member on April 3, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,215.00	Public Records On File:	0
Revolving Line Utilization:	49.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 390774

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390774	$12,000	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390774. Member loan 390774 was requested on April 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,833 / month
Current employer:	The Finishline	Debt-to-income ratio:	4.04%
Length of employment:	3 years	Location:	BRICK, NJ

Home town:	dunellen
Current & past employers:	The Finishline, National Legacy Group, Footlocker
Education:	Rutgers University at New Brunswick/Piscataway

This borrower member posted the following loan description, which has not been verified:

I will use this money to consolidate some old credit cards. These cards have high interest rates and I no longer use them. I would like to get rid of the debt in 36 months so I can look to buy a house. All my accounts are current and payments are always on time. The only reason for the loan is to consolidate my payment and get out of debt much sooner.

A credit bureau reported the following information about this borrower member on April 6, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	33
Revolving Credit Balance:	$7,805.00	Public Records On File:	0
Revolving Line Utilization:	41.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 390861

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390861	$12,800	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390861. Member loan 390861 was requested on April 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,083 / month
Current employer:	Oracle Corporation	Debt-to-income ratio:	24.88%
Length of employment:	12 years 9 months	Location:	Denver, CO

Home town:	Denver
Current & past employers:	Oracle Corporation
Education:	University of Colorado at Boulder

This borrower member posted the following loan description, which has not been verified:

I have been working hard to pay down my credit card debt and have paid off almost $3000 in the past year. I have one card at an interest rate of 29.99% and it is hard to make any forward progress. This loan will allow me pay down my high interest debt more quickly so I can get to my goal of living debt free. Other than my outstanding debt, I have good credit and meet all my monthly obligations on time. My debt is preventing me from building up an adequate emergency fund which is also one of my primary financial goals. I believe in the power of social lending and hope that once I have repaid my debts that I can participate as an investor.

A credit bureau reported the following information about this borrower member on April 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$39,311.00	Public Records On File:	0
Revolving Line Utilization:	85.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 390897

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390897	$10,000	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390897. Member loan 390897 was requested on April 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	St.Alexius Hospital	Debt-to-income ratio:	20.55%
Length of employment:	28 years 3 months	Location:	St. Louis, MO

Home town:	chicago
Current & past employers:	St.Alexius Hospital, Forest Park healthcare SVCS
Education:	Saint Louis Community College-Forest Park

This borrower member posted the following loan description, which has not been verified:

I would like to pay off some bills credit cards and loans off and have just one extra loans some I want have to keep living from payday to payday with no extra money in return. I am good with paying my debts I just have to many at this time. I'm not looking for a hand out just a hand. Thanks.

A credit bureau reported the following information about this borrower member on April 4, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	29
Revolving Credit Balance:	$3,996.00	Public Records On File:	1
Revolving Line Utilization:	97.50%	Months Since Last Record:	104
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 390985

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390985	$5,200	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390985. Member loan 390985 was requested on April 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,750 / month
Current employer:	Stafford Solutions	Debt-to-income ratio:	10.34%
Length of employment:	2 years 4 months	Location:	SAYLORSBURG, PA

Home town:	East Meadow
Current & past employers:	Stafford Solutions, STANDARD & POOR?S
Education:	Adirondack Community College , Glen Falls, NY

This borrower member posted the following loan description, which has not been verified:

Used motocycle purchase

A credit bureau reported the following information about this borrower member on April 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1984	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	30
Revolving Credit Balance:	$25,972.00	Public Records On File:	0
Revolving Line Utilization:	89.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 391013

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391013	$15,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391013. Member loan 391013 was requested on April 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Vespa Sarasota	Debt-to-income ratio:	7.92%
Length of employment:	2 years 11 months	Location:	Sarasota, FL

Home town:	Sussex
Current & past employers:	Vespa Sarasota, Vespa Tampa
Education:	Brighton College of Technology

This borrower member posted the following loan description, which has not been verified:

I have an oppurtunity to buy an established business that I currently manage and has been trading and growing for almost 3 years. I am requesting a loan amount of $15,000 which will be used along with $10,000 of my own savings to purchase 50% of the business, leaving me an option to buy the remaining 50 % over the next 5 years.

A credit bureau reported the following information about this borrower member on April 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,918.00	Public Records On File:	0
Revolving Line Utilization:	98.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 391056

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391056	$10,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391056. Member loan 391056 was requested on April 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$11,000 / month
Current employer:	RBS Sempra Commodities	Debt-to-income ratio:	2.00%
Length of employment:	5 years	Location:	Stamford, CT

Home town:	Stamford
Current & past employers:	RBS Sempra Commodities, General Electric
Education:	Pace University-New York

This borrower member posted the following loan description, which has not been verified:

I would like to borrow $10,000.00...I think I am a very good risk... I will be able to pay it back in 3 years I have gotten myself a little over extended with credit card bills....I recently got engaged to the woman of my dreams....but I spent too much on the engagement ring... I bring home $3,700.00 a month in income Following are my expenses: Student Loan $115.00 Rent $1,500.00 Cell Phone $120.00 Cable/phone/Internet $175.00 Electric $120.00 Gas and Auto Maint $150.00 Food and Beverages $500.00 Misc. Expenses Entertainment 320.00 Total Expenses equal $3,000.00 This leaves me $700.00 a month for my credit card bills....I am putting the whole $700.00 towards all my bills.....which leaves me no room to error With a loan from you....for a 3 years period and at lets say 12%.....I would be paying $335.00 a month and be able to save some cash for our future. Also, as soon as we move in together these expenses will be reduced Thanks and I look forward to hearing from you Tom

A credit bureau reported the following information about this borrower member on April 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1984	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,462.00	Public Records On File:	0
Revolving Line Utilization:	21.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 391075

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391075	$5,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391075. Member loan 391075 was requested on April 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,750 / month
Current employer:	Predictive Dialers	Debt-to-income ratio:	9.81%
Length of employment:	2 years 11 months	Location:	Provo, UT

Home town:	Livingston
Current & past employers:	Predictive Dialers, Desert Springs Communities
Education:	The University of Tennessee

This borrower member posted the following loan description, which has not been verified:

Need to acquire a loan to pay off credit cards, invest, and home improvment.

A credit bureau reported the following information about this borrower member on April 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1992	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,335.00	Public Records On File:	0
Revolving Line Utilization:	45.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 391087

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391087	$6,000	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391087. Member loan 391087 was requested on April 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Wyatt Enterprises	Debt-to-income ratio:	23.35%
Length of employment:	14 years 10 months	Location:	winthrop, MA

Home town:	Winthrop
Current & past employers:	Wyatt Enterprises
Education:

This borrower member posted the following loan description, which has not been verified:

I am here to Consolidate my High interest debt.I just had another little girl and I want to make sure I am debt free sooner rather than later.These are my account balances Merrick Bank...2300.00 Cross Country Bank..1983.00 Circuit City...750.00 Hsbc...3200.00 Discover...2100.00 Chase...700.00 Recieving this Loan would greatly reduce my monthly payments and combine it all into one monthly payment.Thank you for your time and I look forward to working with you....Chris

A credit bureau reported the following information about this borrower member on April 5, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	33
Revolving Credit Balance:	$7,160.00	Public Records On File:	0
Revolving Line Utilization:	62.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 391088

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391088	$2,500	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391088. Member loan 391088 was requested on April 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Land's Landscape Maint.	Debt-to-income ratio:	13.20%
Length of employment:	6 years 2 months	Location:	Eugene, OR

Home town:	Rocky Mount
Current & past employers:	Land's Landscape Maint., Thompson Landscape, Camas Landscape, Awe-Home Repair
Education:

This borrower member posted the following loan description, which has not been verified:

Self-employed gardener looking for realiable personal truck. Looking for a loan to purchase a low mpg Toyota or Nissan pick-up. Family man with good credit and honest reputation. Just don't have the cash to get this done. Thanks.

A credit bureau reported the following information about this borrower member on April 5, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,983.00	Public Records On File:	0
Revolving Line Utilization:	37.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 391113

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391113	$12,800	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391113. Member loan 391113 was requested on April 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,167 / month
Current employer:	Pricewaterhouse Coopers	Debt-to-income ratio:	3.74%
Length of employment:	2 years 4 months	Location:	san francisco, CA

Home town:	san francisco
Current & past employers:	Pricewaterhouse Coopers
Education:	san jose state university

This borrower member posted the following loan description, which has not been verified:

I currently have $16,000 in debt related to credit cards which were used during the course of my four year off-campus stay at a university. My financial aid wasn't enough to cover these costs and as such I needed to use credit cards to pay for living expenses such as rent and food. I now have a full-time job as an accountant and am currently working towards paying off this debt. However, I am appalled with the 19% - 25% rate I am paying. Therefore, I am seeking a better rate so that I can pay my debt at a faster rate and become debt-free!

A credit bureau reported the following information about this borrower member on April 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	46
Revolving Credit Balance:	$6,214.00	Public Records On File:	0
Revolving Line Utilization:	20.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 391173

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391173	$12,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391173. Member loan 391173 was requested on April 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,675 / month
Current employer:	Boeing Company	Debt-to-income ratio:	3.87%
Length of employment:	1 year 3 months	Location:	Renton, WA

Home town:	Valdosta
Current & past employers:	Boeing Company
Education:	Auburn University Main Campus

This borrower member posted the following loan description, which has not been verified:

I am asking for this loan to cover a variety of debt. I would like to pay off 4 credit cards with balances of $4,700, $3,000, $1000, and $500. Also I would like to pay off my School Loan I have from acquiring my Electrical Engineering degree from Auburn University. I have roughly $700 a month to cover this loan without spending a dime more than I already do each month. My employment: I am a Manufacturing Engineer / Project Manager for Boeing working on the 737 New Generation Aircraft. I feel very secure with this company and I am fully employed. I plan on paying this loan off prior to the 36 month term. If you have any questions let me know.

A credit bureau reported the following information about this borrower member on April 5, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2004	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,810.00	Public Records On File:	0
Revolving Line Utilization:	37.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 391175

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391175	$12,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391175. Member loan 391175 was requested on April 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,000 / month
Current employer:	Entertainment Partners	Debt-to-income ratio:	9.40%
Length of employment:	8 years	Location:	Alhambra, CA

Home town:	San Jose
Current & past employers:	Entertainment Partners, same as above
Education:	none

This borrower member posted the following loan description, which has not been verified:

i just want to pay off all credit cards and get rid of all the high interest, thank you.

A credit bureau reported the following information about this borrower member on April 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	26
Revolving Credit Balance:	$15,127.00	Public Records On File:	1
Revolving Line Utilization:	45.60%	Months Since Last Record:	118
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 391193

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391193	$15,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391193. Member loan 391193 was requested on April 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,834 / month
Current employer:	Mercury Print Productions	Debt-to-income ratio:	12.82%
Length of employment:	9 years 2 months	Location:	ROCHESTER, NY

Home town:	Davenort
Current & past employers:	Mercury Print Productions
Education:	Rochester Institute of Technology (RIT)

This borrower member posted the following loan description, which has not been verified:

Looking to consolidate 2 credit cards

A credit bureau reported the following information about this borrower member on April 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	67
Revolving Credit Balance:	$20,761.00	Public Records On File:	0
Revolving Line Utilization:	71.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 391203

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391203	$9,600	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391203. Member loan 391203 was requested on April 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,667 / month
Current employer:	FCS Industries, Inc.	Debt-to-income ratio:	5.21%
Length of employment:	2 years 2 months	Location:	Oak Lawn, IL

Home town:	Burr Ridge
Current & past employers:	FCS Industries, Inc., Shepard, Schwartz & Harris LLP
Education:	University of Illinois at Chicago

This borrower member posted the following loan description, which has not been verified:

I am trying to get my life in order after a bout with alcoholism. To this end, I wish to relieve myself of the debt I have incurred over the years. Once I accomplish this goal, I will be able to progress personally, professionally as well as financially.

A credit bureau reported the following information about this borrower member on April 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1971	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	23	Months Since Last Delinquency:	8
Revolving Credit Balance:	$7,491.00	Public Records On File:	0
Revolving Line Utilization:	71.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 391230

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391230	$19,650	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391230. Member loan 391230 was requested on April 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,275 / month
Current employer:	First Trinity Evangelical-Lutheran Church	Debt-to-income ratio:	11.72%
Length of employment:	11 years 1 month	Location:	Pittsburgh, PA

Home town:	Baltimore
Current & past employers:	First Trinity Evangelical-Lutheran Church, John Huss Evangelical-Lutheran Church, MicroPower Systems, Inc.
Education:	Concordia College-Ann Arbor, Concordia Theological Seminary, Duquesne University, Pittsburgh Theological Seminary

This borrower member posted the following loan description, which has not been verified:

I am seeking to refinance a BoA line of credit that was originally used to pay for parochial school educational expenses. The original loan was through a different bank at a very favorable rate but has since been bought out by two banks (now BoA). Due to the recent economic crisis, and BoA lending practices, the interest rates have increased significantly. Your loan will enable me to put this loan repayment back within my original budget. I have been steadily employed in the same career for 19 years and at the same place of employment for the past 11 years. My credit rating is good and my credit reports show that I have never missed or been late on a payment. Keeping interest rates and payment schedules within my family's annual budget is important to my overall financial goals. I am thankful for lenders who appreciate stability a solid repayment record.

A credit bureau reported the following information about this borrower member on April 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1992	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$43,620.00	Public Records On File:	0
Revolving Line Utilization:	92.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 391247

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391247	$12,800	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391247. Member loan 391247 was requested on April 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	JPMorgan Chase & Co.	Debt-to-income ratio:	14.96%
Length of employment:	3 years	Location:	cedar park, TX

Home town:	Kalamazoo
Current & past employers:	JPMorgan Chase & Co., Wells Fargo Financial
Education:	Carthage College

This borrower member posted the following loan description, which has not been verified:

I am a bank manager that has very steady income but am trying to consol two credit cards together and become junk debt free. On my record I have two homes that are rental properties for me in MI. I am on them with my father so there is no risk there. My payback timeframe is 12-18 months for this loan.

A credit bureau reported the following information about this borrower member on April 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	28	Months Since Last Delinquency:	17
Revolving Credit Balance:	$24,769.00	Public Records On File:	0
Revolving Line Utilization:	90.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 391263

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391263	$19,750	20.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391263. Member loan 391263 was requested on April 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$50,000 / month
Current employer:	The Vinland Group LLC	Debt-to-income ratio:	14.39%
Length of employment:	2 years 1 month	Location:	New York, NY

Home town:	New York
Current & past employers:	The Vinland Group LLC
Education:	McGill University

This borrower member posted the following loan description, which has not been verified:

I have been a practising attorney in New York City since 1984, with a practice that focuses on mergers and acquisitions, corporate finance and corporate, commercial and regulatory representation in the communications and media sectors. After twenty-four years of practice in a large law firm environment, I decided to form my own law firm. My recent historical client billings have averaged between $2.4 million and $3.2 million per year. Given the economic downturn, I am making a very conservative annual legal practice business model assumption of $1.5 million - $2.0 million in revenues and no more than $300,000 of overhead. I typically work only on retainer, and thereby avoid realization and collection problems. The loan would be used for cash flow balancing. Thank you for your consideration and attention.

A credit bureau reported the following information about this borrower member on April 6, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1988	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	42
Revolving Credit Balance:	$952,013.00	Public Records On File:	0
Revolving Line Utilization:	99.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 391306

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391306	$7,100	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391306. Member loan 391306 was requested on April 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Virginia Tech	Debt-to-income ratio:	13.25%
Length of employment:	6 years 2 months	Location:	Blacksburg, VA

Home town:
Current & past employers:	Virginia Tech
Education:

This borrower member posted the following loan description, which has not been verified:

Debt consolidation loan

A credit bureau reported the following information about this borrower member on April 7, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1991	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,409.00	Public Records On File:	0
Revolving Line Utilization:	12.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 391319

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391319	$10,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391319. Member loan 391319 was requested on April 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	douglas elliman	Debt-to-income ratio:	24.34%
Length of employment:	5 years	Location:	riverhead, NY

Home town:	brooklyn
Current & past employers:	douglas elliman
Education:	Boston University

This borrower member posted the following loan description, which has not been verified:

My income and credit is excellent.

A credit bureau reported the following information about this borrower member on April 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1972	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	21	Months Since Last Delinquency:	15
Revolving Credit Balance:	$46,268.00	Public Records On File:	0
Revolving Line Utilization:	92.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 391348

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391348	$12,500	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391348. Member loan 391348 was requested on April 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Republic Airways Holdings	Debt-to-income ratio:	14.68%
Length of employment:	4 years 2 months	Location:	Crystal Lake, IL

Home town:	Lewisville
Current & past employers:	Republic Airways Holdings, Chicago Express Airlines
Education:	Southern Illinois University-Carbondale

This borrower member posted the following loan description, which has not been verified:

Hi there! I just want to be free of my credit cards, so I want to quickly pay them off and close them out so I can take advantage of these low rates and finish saving up for my first home purchase this year. I'm a good person and have a great credit score!

A credit bureau reported the following information about this borrower member on April 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1997	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,663.00	Public Records On File:	0
Revolving Line Utilization:	34.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 391365

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391365	$9,500	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391365. Member loan 391365 was requested on April 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	Central Coast Sealcoating	Debt-to-income ratio:	7.30%
Length of employment:	10 years	Location:	Atascadero, CA

Home town:	Walnut Creek
Current & past employers:	Central Coast Sealcoating, Auto-Doc
Education:	Santa Barbara Business College-Santa Maria

This borrower member posted the following loan description, which has not been verified:

I have been in business for 10 years. I need to buy one piece of equipment so I can do bigger jobs and make more profit. I have a Asphalt business. As you know, lending is tight and so this APR is better than any other. All other lending companies want to do LEASE's. It is equivelant to an 25% APR! Anyhow we are doing really well but without this one piece of equipment I wont be able to do any big jobs to which I have four set up to do. I have 4 jobs totalling $51,000 but will not be able to do them properly without getting the piece of equipment I need. Yes as a licensed contractor I can only ask for 10% of each job up front , so thats around $5100. Not enough to buy this tank I need. The piece of equipment in question here is a 1500 gallon sealcoat tank. This is what I need to be able to do shopping center parking lots. I have 4 to do. I can do them but I will lose money doing them with the smaller tanks that I have. (600) and (300). With the 1500 gallon tank I can buy the sealcoat in bulk and save $900 each time I feel it up. That is alot. I have the truck to put the tank on already, just need the tank. Just as a reference, last year I made around $140,000. But, I had to pay alot of taxes this year so I dont want to use anymore cash for at least 2 or 3 months if I dont have to. That is where you come in. Please help. Thank you so much.

A credit bureau reported the following information about this borrower member on April 6, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	37
Revolving Credit Balance:	$3,951.00	Public Records On File:	0
Revolving Line Utilization:	16.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 391438

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391438	$4,000	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391438. Member loan 391438 was requested on April 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,333 / month
Current employer:	Whole Foods Market	Debt-to-income ratio:	23.83%
Length of employment:	5 years 1 month	Location:	fairfax, CA

Home town:	Fairfax
Current & past employers:	Whole Foods Market, Sears Holdings Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

well to make a long story short. I got a credit card when i was 18 then i just went doen hillfrom there. now i have 5 credit cards that are maxed out , a personal loan and a car payment. i just want to pay them of and just have one bill instead of 7

A credit bureau reported the following information about this borrower member on April 6, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2006	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,071.00	Public Records On File:	0
Revolving Line Utilization:	78.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 391466

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391466	$15,600	17.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391466. Member loan 391466 was requested on April 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	BlueCorp Industrial Inc	Debt-to-income ratio:	19.74%
Length of employment:	2 years 1 month	Location:	San Jose, CA

Home town:	San Jose
Current & past employers:	BlueCorp Industrial Inc, Willow Glen Builders
Education:	San Jose City College

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate my high interest rate credit cards and lower my monthly expenses. I am also consolidating my debt, so i may save more for my retierment.

A credit bureau reported the following information about this borrower member on April 7, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	23	Months Since Last Delinquency:	17
Revolving Credit Balance:	$13,005.00	Public Records On File:	0
Revolving Line Utilization:	96.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 391479

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391479	$11,000	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391479. Member loan 391479 was requested on April 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Honlulu Fire Department	Debt-to-income ratio:	14.97%
Length of employment:	18 years 4 months	Location:	Kaneohe, HI

Home town:	Wailuku
Current & past employers:	Honlulu Fire Department
Education:	BYU Hawaii

This borrower member posted the following loan description, which has not been verified:

requesting loan to make some home improvements as well as pay off some bills.

A credit bureau reported the following information about this borrower member on April 6, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1974	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	70
Revolving Credit Balance:	$9,649.00	Public Records On File:	0
Revolving Line Utilization:	50.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 391560

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391560	$10,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391560. Member loan 391560 was requested on April 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Public Partnerships	Debt-to-income ratio:	4.00%
Length of employment:	1 year 1 month	Location:	Waltham, MA

Home town:	Waltham
Current & past employers:	Public Partnerships
Education:	Babson College

This borrower member posted the following loan description, which has not been verified:

I am in the middle of a divorce and the credit card bills are piling up. I am looking for a loan to consolidate about $8000 of credit card debt with enough left for the duration of the divorce.

A credit bureau reported the following information about this borrower member on April 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	30	Months Since Last Delinquency:	14
Revolving Credit Balance:	$7,350.00	Public Records On File:	0
Revolving Line Utilization:	13.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 391569

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391569	$20,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391569. Member loan 391569 was requested on April 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,500 / month
Current employer:	Local 422	Debt-to-income ratio:	15.51%
Length of employment:	11 years	Location:	morris, IL

Home town:	Coal City
Current & past employers:	Local 422
Education:

This borrower member posted the following loan description, which has not been verified:

Along with my tax refund and your loan I would like to pay off my credit cards and have one bill. Althouh my credit is good and not excellent I feel I am very reliable with paying my bills.

A credit bureau reported the following information about this borrower member on April 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1985	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	49
Revolving Credit Balance:	$19,367.00	Public Records On File:	0
Revolving Line Utilization:	49.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 391570

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391570	$12,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391570. Member loan 391570 was requested on April 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,000 / month
Current employer:	Telfair County Board of Education	Debt-to-income ratio:	24.60%
Length of employment:	2 years	Location:	Alamo, GA

Home town:	Vidalia
Current & past employers:	Telfair County Board of Education
Education:	Georgia Southern University, Middle Georgia College

This borrower member posted the following loan description, which has not been verified:

This loan is for Graduate School.

A credit bureau reported the following information about this borrower member on April 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,376.00	Public Records On File:	0
Revolving Line Utilization:	33.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 391591

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391591	$15,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391591. Member loan 391591 was requested on April 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,158 / month
Current employer:	Fair Havens Center	Debt-to-income ratio:	14.28%
Length of employment:	10 years	Location:	miami, FL

Home town:	Miami Springs
Current & past employers:	Fair Havens Center
Education:

This borrower member posted the following loan description, which has not been verified:

I want to persue a degree in finances, I want to expamd horizons to the administrative part in the medical field.

A credit bureau reported the following information about this borrower member on March 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	41	Months Since Last Delinquency:	11
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 391632

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391632	$1,500	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391632. Member loan 391632 was requested on April 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:	retired	Debt-to-income ratio:	10.44%
Length of employment:	7 years 3 months	Location:	newark, DE

Home town:
Current & past employers:	retired
Education:

This borrower member posted the following loan description, which has not been verified:

need lots of dental work and don't have the money

A credit bureau reported the following information about this borrower member on April 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1986	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	15	Months Since Last Delinquency:	23
Revolving Credit Balance:	$10,926.00	Public Records On File:	0
Revolving Line Utilization:	72.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 391635

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391635	$5,600	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391635. Member loan 391635 was requested on April 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,708 / month
Current employer:	IHS Federal Government	Debt-to-income ratio:	6.09%
Length of employment:	2 years 6 months	Location:	Chinle, AZ

Home town:	Chinle
Current & past employers:	IHS Federal Government, Correctional Services Corp.
Education:	Dine College

This borrower member posted the following loan description, which has not been verified:

I am a 29 year old mother of one. I work for the Federal Government in the Security field. I have a stable and secure job. I made some regretful decisions when I was younger and ruined my credit. I have now been working on fixing my credit for the past 4+ years. I still have a way to go but I'm almost up there. I am a very honest person and will appreciate the help. Thanks for your consideration.

A credit bureau reported the following information about this borrower member on April 7, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	70
Revolving Credit Balance:	$3,805.00	Public Records On File:	0
Revolving Line Utilization:	48.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 391645

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391645	$10,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391645. Member loan 391645 was requested on April 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	n/a	Debt-to-income ratio:	11.02%
Length of employment:	5 years 11 months	Location:	Albany, NY

Home town:	Schenectady
Current & past employers:
Education:	Boston College

This borrower member posted the following loan description, which has not been verified:

So, I adopted a retired seeing eye dog from the pound last year - a lovely old fellow of about 11 years old. While I make a good income, two unexpected surgeries cost several thousand dollars, which I had to put on my credit card. Things were going along great until my interest rate shot up to 19.99%. I certainly can and have been making the payments without a problem, but I would love to get out of debt sooner rather than later. Paying off this credit card through Lending Club will allow me to reduce my overall debt much quicker. I am a professional person who has a stable job and makes a good salary. I have diligently improved my credit score over the last few years and am looking at Lending Club as a way to continue to do that. Thanks for your interest. I hope that we can work together to both our benefit.

A credit bureau reported the following information about this borrower member on April 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1993	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	66
Revolving Credit Balance:	$9,484.00	Public Records On File:	0
Revolving Line Utilization:	83.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 391704

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391704	$12,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391704. Member loan 391704 was requested on April 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$7,667 / month
Current employer:	n/a	Debt-to-income ratio:	7.63%
Length of employment:	n/a	Location:	North Hills, CA

Home town:	Norfolk
Current & past employers:	Morgan Stanley, Tandberg Television, part of the Ericsson Group
Education:	University of California-Los Angeles (UCLA)

This borrower member posted the following loan description, which has not been verified:

Currently working full time as an IT Consultant, and run a profitable IT business on the side that consists of three employees. This loan would help facilitate growth by allowing for payroll expansion to grow client base, office space and other costs.

A credit bureau reported the following information about this borrower member on April 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	8	Months Since Last Delinquency:	16
Revolving Credit Balance:	$752.00	Public Records On File:	0
Revolving Line Utilization:	2.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 391722

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391722	$25,000	18.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391722. Member loan 391722 was requested on April 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	Self-Employer	Debt-to-income ratio:	24.38%
Length of employment:	4 years	Location:	Rosemead, CA

Home town:
Current & past employers:	Self-Employer
Education:

This borrower member posted the following loan description, which has not been verified:

Why I Need This Loan? I have two credit cards from Bank of America and one from WaMu/Chase for about four years. I always pay on time and never miss any payments, but I?m not sure why they suddenly change my rate to 27.00%, which is very high, so I want to pay off them as fast as possible and never come back to use these cards. I?m getting in this trouble because I used these credit cards to buy equipment for my owned company at the start up (at that time, the rate of these cards were not high). I have asked these banks to give me a lower rate, but they didn?t accept my request. That?s why I?m looking for a personal loan with better rate so that I can pay off these high interest rate cards and only to worry about one payment monthly. My Job and Income: I owned a reputable company which has been in business four years and making about $19,000 per month in gross revenue. The company is profitable and growing fast. These profits use to pay for the company expense and my salary. I pay myself about $10,000 to $11,000 per month. My Personal Payments and Expense: Currently, my parent and little sister have no job. They lives depend on me. I take care everything for my family. That?s why I spend a lot for my family. This is my monthly payments and Spending: House Rental + Utilize Bills (Gas, Water, Electricity): $1,900/mo Cars Payment - $1,368/mo (all most pay off) Insurance - $350/mo Phone + Interrnet Bills - $350/mo Money for Parent - $1,000/mo Money for Little Sister - $700/mo Personal Expense - $1,700/mo Credit Cards Payment - $2,500/mo Total: $9,868/mo My Financial Plans: As you see, I have the ability to pay back my loan. Each month I take $2,500 to pay the credit cards debt. After I get this loan, I will pay off these credit cards then I will use $2,500 to pay for this loan. Once my parent and sister get job, I won?t support them anymore. I will then take another $1,700/mo to pay for this loan because I want to be debt free ASAP and save some money to buy a house for my family. About Me: I?m a single guy. 25 years old. I am honest and always responsible on the money that I owe. I have never had a late payment and always pay my bills on time. You won?t be regret when invest on my loan. To funding my loan, you will make money from me. I will also save my time and money. Both of us have the benefits. Only the banks lost my business! Thank you for your investment and consideration!

A credit bureau reported the following information about this borrower member on April 7, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$33,367.00	Public Records On File:	0
Revolving Line Utilization:	87.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 391751

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391751	$4,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391751. Member loan 391751 was requested on April 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,833 / month
Current employer:	McOpCo	Debt-to-income ratio:	19.75%
Length of employment:	2 years 7 months	Location:	Biloxi, MS

Home town:	Biloxi
Current & past employers:	McOpCo
Education:	Rutgers University at New Brunswick/Piscataway, Mississippi Gulf Coast Community College

This borrower member posted the following loan description, which has not been verified:

So, I had to sell my dream car, a 1993 Toyota MR2 turbo when me and my wife had our first baby and buy a "respectable" family car. I've been driving a Hyundai Santa-Fe for 3 years now, and I am finally in a position to where I can afford a second car, and I want my dream car back. Unfortunately, in that time, they've only gotten rarer and more expensive. I found one locally after much scouring the classifieds, and it's at a great price, and it's in great shape. Unfortunately, the bank won't finance it since it's apparently "too old" for their taste. In fact, no bank will finance it for just that reason. Please help me out to get my dream back.

A credit bureau reported the following information about this borrower member on April 7, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	12	Months Since Last Delinquency:	20
Revolving Credit Balance:	$555.00	Public Records On File:	0
Revolving Line Utilization:	3.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 391767

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391767	$9,600	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391767. Member loan 391767 was requested on April 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$3,333 / month
Current employer:	Bailey Funeral Home	Debt-to-income ratio:	14.10%
Length of employment:	3 years 4 months	Location:	El Dorado, AR

Home town:	Hobbs
Current & past employers:	Bailey Funeral Home, Youngs Funeral home, Smith Funeral Home
Education:	UACCH / recieved assosiates in funeral service, DeVry University-Illinois / Working on Bachelors in Management

This borrower member posted the following loan description, which has not been verified:

Loan is for inexpensive reliable vehicle, new tires and consolidating some small debt to help me finish up my bachelors in technical management.

A credit bureau reported the following information about this borrower member on April 8, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	23	Months Since Last Delinquency:	6
Revolving Credit Balance:	$4,485.00	Public Records On File:	0
Revolving Line Utilization:	25.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 391804

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391804	$8,250	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391804. Member loan 391804 was requested on April 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,300 / month
Current employer:	Peoples Energy	Debt-to-income ratio:	24.45%
Length of employment:	8 years 9 months	Location:	Lancaster, OH

Home town:	Lancaster
Current & past employers:	Peoples Energy, Peoples Bank
Education:	Ohio University-Lancaster Campus

This borrower member posted the following loan description, which has not been verified:

I am recently divorced, raising 2 teenaged boys. I have $15,000 in credit card debt that was accumulated from my ex-husband but I was left with to pay. I've already cashed in an IRA from my previous employer while I was married to pay some of my ex husband's debt. I work full-time but with raising 2 boys it's not enough. This money would help me pay off these 2 cards to get back on my feet. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on April 8, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1984	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	48	Months Since Last Delinquency:	35
Revolving Credit Balance:	$29,576.00	Public Records On File:	0
Revolving Line Utilization:	41.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 391819

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391819	$11,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391819. Member loan 391819 was requested on April 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,500 / month
Current employer:	Muller Group International	Debt-to-income ratio:	15.91%
Length of employment:	3 years	Location:	hialeah, FL

Home town:	Miami
Current & past employers:	Muller Group International
Education:

This borrower member posted the following loan description, which has not been verified:

I am planning on my MBA to boost my carreer and potential in the market, I firmly believe in education as the key to success.

A credit bureau reported the following information about this borrower member on March 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,162.00	Public Records On File:	0
Revolving Line Utilization:	42.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 391825

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391825	$14,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391825. Member loan 391825 was requested on April 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,096 / month
Current employer:	Linda D. Schoonover, P.A.	Debt-to-income ratio:	22.13%
Length of employment:	4 years 11 months	Location:	Orlando, FL

Home town:	Provo
Current & past employers:	Linda D. Schoonover, P.A., Orlando Orthopedic Center, Bear Stearns Cos.
Education:	Snow College

This borrower member posted the following loan description, which has not been verified:

I have excellent credit and would like to pay off one of my credit cards and my loan with Citi financial (due to outrageous interest on both)

A credit bureau reported the following information about this borrower member on April 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	52
Revolving Credit Balance:	$1,840.00	Public Records On File:	0
Revolving Line Utilization:	26.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 391826

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391826	$16,750	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391826. Member loan 391826 was requested on April 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Southern Wine and Spirits of America	Debt-to-income ratio:	8.56%
Length of employment:	4 years 6 months	Location:	Parkland, FL

Home town:	Bryn Mawr
Current & past employers:	Southern Wine and Spirits of America, Office Depot
Education:	East Carolina University

This borrower member posted the following loan description, which has not been verified:

I am a college graduate who works as a buyer with a large private distibutor. I make 60,000 annually including bonuses. My wife has her master's degree, and has been working with abused children for the past 16 years, as well as adolecents with substance abuse issues. She makes 50,000 annually and also generates additional income seeing private practice clients on the weekends as a family counselor. We have utilized our salaries over the past several years to pay childcare expenses, our mortgage, as well as invest in pre-paid college plans for our two children and 401K plans. Our youngest will be starting kindergarten in the fall, saving us about $1,000 monthly in expenses. Our mortgage is current and we own our vehicles. I grew up spending my summers on the Jersey shore in a house that my grandparents purchased in the 1940s. The house in located on the ocean block, but it has seen better days. Most of the other homes on the street have been renovated. I would like the opportunity to secure funds toward making needed improvements. I plan to maintain her hisorical structure, shingles and all. My family is so committed to the home, that my brother in law is willing to co-sign and/or act as guarantor on the loan. He makes 145,000 annually, plus another 100,000 in bonuses. His 100,000 mortgage is nearly paid off, and he owns his vehicles. He has no debt, and substantial savings. On behalf of myself and my family, thank you for your investment consideration.

A credit bureau reported the following information about this borrower member on April 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1991	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	46
Revolving Credit Balance:	$25,409.00	Public Records On File:	0
Revolving Line Utilization:	38.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 391833

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391833	$14,600	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391833. Member loan 391833 was requested on April 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$4,333 / month
Current employer:	NJ department of corrections	Debt-to-income ratio:	23.26%
Length of employment:	2 years	Location:	ELIZABETH, NJ

Home town:	armenia
Current & past employers:	NJ department of corrections, U.S Army, NJ DEPT OF VETERANS AFFAIRS
Education:	Union County College

This borrower member posted the following loan description, which has not been verified:

I have a secure job as a State Corrections Officer, With overtime potential. I will be able to make payments in a timely manner.

A credit bureau reported the following information about this borrower member on April 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	74
Revolving Credit Balance:	$16,124.00	Public Records On File:	0
Revolving Line Utilization:	63.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 391839

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391839	$22,000	19.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391839. Member loan 391839 was requested on April 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Stylewit Inc / FIT	Debt-to-income ratio:	5.14%
Length of employment:	10 years	Location:	LIC, NY

Home town:
Current & past employers:	Stylewit Inc / FIT
Education:

This borrower member posted the following loan description, which has not been verified:

We are New York City based Designer Studio / Manufacturer, operating under STYLEWIT DESIGN STUDIO name. Our most recent manufacturing venture, Dr.Boudoir, we designed, developed, produced and branded a young designer collection. The label generated high visibility and retail success among department and specialty stores such as; Barneys NY, Saks Fifth Avenue, Neiman-Marcus, Fred Segal, Ron Herman (LA), Browns (London), Isetan (Tokyo) plus over 120 specialty stores in Canada, UK, France, Spain, Italy, Israel, Japan and South Africa. Our second year volume spiked to $500.000. We stepped manufacturing because of internal and highly personal reasons (business partners wore life partners as well). We know that the brad still have much recognition and validity, so we are in need of additional capital to properly re-launch the brand. To learn more about Dr.BOUDOIR go to: http://www.stylewit.com/projects/drboudoir/index.html

A credit bureau reported the following information about this borrower member on April 8, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1980	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	33
Revolving Credit Balance:	$16,667.00	Public Records On File:	0
Revolving Line Utilization:	96.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 391842

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391842	$12,400	7.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391842. Member loan 391842 was requested on April 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,500 / month
Current employer:	self	Debt-to-income ratio:	6.40%
Length of employment:	10 years	Location:	JASPER, AL

Home town:	Staunton
Current & past employers:	self
Education:	university of alabama

This borrower member posted the following loan description, which has not been verified:

2004 chevrolet silverado

A credit bureau reported the following information about this borrower member on April 8, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	41
Revolving Credit Balance:	$582.00	Public Records On File:	0
Revolving Line Utilization:	1.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 391862

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391862	$7,200	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391862. Member loan 391862 was requested on April 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,833 / month
Current employer:	Self Employed	Debt-to-income ratio:	8.04%
Length of employment:	12 years 4 months	Location:	Red Lodge, MT

Home town:
Current & past employers:	Self Employed
Education:

This borrower member posted the following loan description, which has not been verified:

This money will be used for general expenses while we get our business year started.

A credit bureau reported the following information about this borrower member on April 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1988	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	48	Months Since Last Delinquency:	7
Revolving Credit Balance:	$61,459.00	Public Records On File:	0
Revolving Line Utilization:	11.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 391872

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391872	$19,200	17.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391872. Member loan 391872 was requested on April 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,888 / month
Current employer:	University of Florida	Debt-to-income ratio:	9.78%
Length of employment:	1 year 5 months	Location:	Gainesville, FL

Home town:	Krakow
Current & past employers:	University of Florida, Sage Healthcare, Pier 1 Imports, Shands Hospital
Education:	University of Florida

This borrower member posted the following loan description, which has not been verified:

I went to college with little understanding of economics. It seemed like a great idea to borrow money any time I fell short while in school since I had to pay my own way and I figured that the salary that I would be making after graduation would be more than adequate for quick repayment. I graduated three years ago with my B.S. and have worked hard to improve my financial situation since. I have learned a good deal about investments and credit while trying to pay off my debts and purchasing a home (87% LTV). I actually did manage to pay off and close nine accounts (various credit cards and an auto loan) which amounted to half of my total 'bad' debt, but the remaining five credit accounts are not budging. I am at the point where I have tried long enough to get rid of them that I believe that I need to just wipe them out at once. I have eliminated the physical cards and have been living off of income only. I have never missed a payment on any debt and I have never been late making a payment so I consider myself no risk to lenders. I have a good-excellent borderline credit score. The only tarnish on my credit file is the balance on these five accounts.

A credit bureau reported the following information about this borrower member on April 8, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,732.00	Public Records On File:	0
Revolving Line Utilization:	96.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 391877

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391877	$25,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391877. Member loan 391877 was requested on April 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	eBrothers Solutions, Inc.	Debt-to-income ratio:	9.87%
Length of employment:	5 years	Location:	Spring Valley, CA

Home town:	Springfield
Current & past employers:	eBrothers Solutions, Inc., Marconi Communications, GRCI / AT&T
Education:	Old Dominion University

This borrower member posted the following loan description, which has not been verified:

In short, I have a relatively young computer consulting company with some credit card debt. I am looking to reduce my interest rate and monthly payments and see the monthly progress of my debt repayment rather than being stuck in the same place month after month as a result of high finance charges and fees. My current credit card debt is inhibiting my ability to successfully implement strategies to enable me to grow my company. I am married with a wife and 2 kids. I am honest and have always paid my bills on time. I just need a little help right now. Now the details... We are an IT consulting company working with small businesses in the San Diego area. I started the company in 2003 and now have a total of 3 employees. In order to grow to the next level, I have started working ON my business instead of IN my business. This has required me to reallocate my time and resources to develop a consistently profitable business model. While I have a viable customer base, I?ve had to reinvent myself and my company to accommodate the need to grow my company. The ?one man? shop mentality and working on break fix issues will not allow my company to grow to the next level. I have developed a profitable business model, which is based on recurring revenue. A tremendous benefit for my customer is the ability to budget their normally un-predictable computer/network costs. Using a flat fee, ?all you can eat? support model paired with a software technology which enables me to provide 24/7/365 monitoring of all critical networking devices and remedy issues remotely. This allows me to have a consistent revenue stream for my company and benefits my customers by saving lost revenue due to unpredictable downtime. In addition, we have created a state of the art Business Continuity Solution to prevent disasters of data. It?s also based on a recurring revenue model which provides customers the ability to keep working if their server(s) goes down for whatever reason. Overall, my new business model is a proactive solution to managing a company?s IT infrastructure (computers, servers, router, etc?) A typical ?computer? company spends a lot of time and effort in a reactive break/fix model. We are able to proactively manage a computer network to prevent the problems before they become an issue. The new business model includes a few different components: 1. Marketing: Most business I?ve had has been word of mouth referral. I am now able to target customers who benefit from a proactive solution. This requires a comprehensive marketing strategy with multiple touch points from multi-step campaigns to lunch and learn seminars. To that end, I have hired a marketing expert who specializes in marketing for IT companies like mine. I now have 3 step marketing campaigns, tech tip postcards, and a wealth of other marketing material that will enable me to reach numerous new customers. 2. Helpdesk: I have now implemented a fully staffed helpdesk with process and procedures to resolve customer issues using a complete software system. This software application manages my billing, invoicing, Customer resource management, time entry, scheduling, accounting, email, and project management, all in one tool. It has increased my efficiency and capabilities to handle larger volumes of customers. It?s a tool to help get the next level. 3. Personal Growth: I have had to change my personal mentality from being a computer tech to an entrepreneur who manages a growing company. I appreciate your time and please feel free to contact me for questions. Thanks for your consideration.

A credit bureau reported the following information about this borrower member on April 8, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$54,855.00	Public Records On File:	0
Revolving Line Utilization:	10.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 391879

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391879	$20,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391879. Member loan 391879 was requested on April 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$15,000 / month
Current employer:	Creative REI Solutions LLC	Debt-to-income ratio:	4.82%
Length of employment:	5 months	Location:	Marina Del Rey, CA

Home town:	Atlantic City
Current & past employers:	Creative REI Solutions LLC, Self-Employed - Strickman Associates
Education:	Endicott College, University of California-Los Angeles (UCLA)

This borrower member posted the following loan description, which has not been verified:

Creative REI Solutions LLC invests in real property, primarily Multi Family Apartments in emerging markets. We have been associated with real estate for more than 20 years and have over 25 years of extensive leadership experience including P&L management in Corporate and Entrepreneurial Ventures. Our mission is to purchase 2-5M cash flowing apartment buildings, creating rapid equity growth by using management techniques which greatly increase income and decrease expense within a 3 year time frame and exit. Additionally, we are purchasing REOs and short sales at 50-70% of market value and either assigning to other investors or rehabbing and renting - or selling. ***We just received acceptance on a beautiful double lot property 2 blocks from the beach on an upscale South New Jersey Island. 11 rooms, 5 BR 3-1/2 BA plus a separate 1 BR 1 BA guest house 3800 square foot living space in main house, lot size is 7475 square feet. Purchase price $455,000, market value as is $750,000 - assessed land value alone is $673,000. We will be able to rehab this property by May, rent it for the summer season at $50-60K while having it listed for sale at $1.2 - 1.3M during the peek summer season. I am looking for start up capital for my new entity which will be used to cover business expenses other than financing and rehab. I have very good/clean credit and always pay on time. I am very knowledgeable about this business and business in general. I have a great team, and possess utmost integrity.

A credit bureau reported the following information about this borrower member on April 8, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1979	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,737.00	Public Records On File:	0
Revolving Line Utilization:	50.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 391892

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391892	$17,500	7.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391892. Member loan 391892 was requested on April 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,792 / month
Current employer:	PricewaterhouseCoopers LLP	Debt-to-income ratio:	8.61%
Length of employment:	3 years 3 months	Location:	STAMFORD, CT

Home town:	Brockton
Current & past employers:	PricewaterhouseCoopers LLP
Education:	University of Notre Dame, University of Connecticut School of Law

This borrower member posted the following loan description, which has not been verified:

Hello, The lease on my 2006 Infiniti G35 coupe ends at the end of May. I am going to exercise my option to buy, which is $21,400. The car is in excellent condition, I have only put 16,000 miles on it. Comparable 2006 Infiniti G35s at a dealership cost $24,000 - $26,500. I plan to pay the Connecticut car taxes and fees in cash, put down approximately $4,000 of the price, and would like to finance the remainder. I could put down substantially more in cash if I desired, however, I am saving for an engagement ring for my girlfriend, and the subsequent wedding of course. Thus, paying off the $17,500 over three years will allow for a relatively small car payment and free up ample cash to have the ring by Fall, and then save for the wedding in Summer of 2011. Financially, I am in very sound shape. I am an attorney, currently working as an international tax and global restructuring senior associate at PricewaterhouseCoopers, LLP. The firm, unlike its Big 4 counterparts, has announced it intends to weather the financial crisis without laying off employees. Irrespective of this, I work in an area of tax law that is doing robust business due to pending proposed legislation involving multinational corporations. I have been with PwC for over three years, and have consistently received the highest possible ratings during our year end review process. I currently make $117,500 a year before bonuses. My monthly take-home income, after 401(k) contributions, is approximately $7,000. My main monthly expense is the approximately $2,600 I pay in home ownership cost (inclusive of insurance, condo fee, and utilities). Otherwise I pay $350 in monthly student loans, and then for the basics (cable, cell phone, car insurance, gas, etc). I have zero credit card debt. My current lease payment is $516 a month, so the montly payment on the loan I am seeking would be more than this, but not substantially more. That pretty much covers it. I have a very secure job that pays well, and the reason I am looking to finance the purchase is so I can save for a ring and wedding over the next two years, while still having ample cash on hand to live life. Thank you for your time and your assistance.

A credit bureau reported the following information about this borrower member on April 11, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,524.00	Public Records On File:	0
Revolving Line Utilization:	8.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 391904

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391904	$4,500	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391904. Member loan 391904 was requested on April 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,042 / month
Current employer:	n/a	Debt-to-income ratio:	16.70%
Length of employment:	n/a	Location:	San Diego, CA

Home town:	Salina
Current & past employers:
Education:	University of Kansas Main Campus

This borrower member posted the following loan description, which has not been verified:

Need $4,500 for engine work on my car. I have a good, salaried job, and thus can make payments on-time routinely.

A credit bureau reported the following information about this borrower member on April 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,198.00	Public Records On File:	0
Revolving Line Utilization:	41.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 391918

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391918	$3,600	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391918. Member loan 391918 was requested on April 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,500 / month
Current employer:	mercedes	Debt-to-income ratio:	14.31%
Length of employment:	6 years	Location:	anniston, AL

Home town:	MISHAWAKA,
Current & past employers:	mercedes
Education:	Alabama State University

This borrower member posted the following loan description, which has not been verified:

Yes i want to get a loan to help cover the cost with the new furnishing for my new residence, out with the old in with the new. Thanks for you all help ahead of time.

A credit bureau reported the following information about this borrower member on April 8, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1988	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$48,360.00	Public Records On File:	0
Revolving Line Utilization:	30.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 391921

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391921	$25,000	17.90%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391921. Member loan 391921 was requested on April 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,167 / month
Current employer:	Davis Joint Unified	Debt-to-income ratio:	12.84%
Length of employment:	15 years	Location:	Yuba City, CA

Home town:	Gridley
Current & past employers:	Davis Joint Unified
Education:	California State University-Chico (CSU Chico), Fresno Pacific University, UC San Diego

This borrower member posted the following loan description, which has not been verified:

This is to pay off a number of credit cards and a 14000 HFC loan my wife took out at 22% interest.

A credit bureau reported the following information about this borrower member on April 8, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,941.00	Public Records On File:	0
Revolving Line Utilization:	23.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 391972

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391972	$8,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391972. Member loan 391972 was requested on April 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,143 / month
Current employer:	First State Orthopaedics	Debt-to-income ratio:	14.99%
Length of employment:	6 years 4 months	Location:	Bear, DE

Home town:	Wilmington
Current & past employers:	First State Orthopaedics
Education:

This borrower member posted the following loan description, which has not been verified:

I want to purchase a 2005 Suzuki Hayabusa 1300 from a private party. I have excellent credit, pay my bills on time and most of the time prior to the date they are due. I would think with my credit history and credit score my interest rate would be lower than 9.32 as another institution was going to allow my loan at 8.24 but they do not finance motorcycle purchases.

A credit bureau reported the following information about this borrower member on April 8, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,575.00	Public Records On File:	0
Revolving Line Utilization:	21.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 391974

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391974	$25,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391974. Member loan 391974 was requested on April 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Raksource	Debt-to-income ratio:	8.53%
Length of employment:	6 years	Location:	Raleigh, NC

Home town:
Current & past employers:	Raksource
Education:	University of North Carolina at Chapel Hill (UNC)

This borrower member posted the following loan description, which has not been verified:

Loan is to consolidate current high interest credit cards. 725 Credit Score Never a late payment

A credit bureau reported the following information about this borrower member on April 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1990	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$47,838.00	Public Records On File:	0
Revolving Line Utilization:	92.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 391993

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391993	$6,000	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391993. Member loan 391993 was requested on April 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,335 / month
Current employer:	LyChron LLC	Debt-to-income ratio:	13.24%
Length of employment:	6 years 11 months	Location:	ALVISO, CA

Home town:	Mountain View
Current & past employers:	LyChron LLC, California Institute for Medical Research
Education:	Mission College

This borrower member posted the following loan description, which has not been verified:

First off I would like to say thank you to everyone who funded my previous listing. Unfortunately it was above my debt to income requirements for LendingClub. The loan will be to consolidate a portion of my credit card debt and pay off what's left on my car loan. I currently own two duplexes in Modesto CA that I get $2,500 a month on rent from and another house in Reno NV that gets me $1,000.00 a month. I did however loan another friend $23,000 to help him consolidate his debt about 2 years ago and he has been making payments to me ($635/month) but now I need to consolidate my own debt. I am never late on any of my payments and I would like to save up enough money again to purchase a home in my area. Aside from the $633.33 from the personal loan I lent my friend I also receive about $275.00 monthly from my Prosper.com account. I also receive $30.00/hr from a 2nd job that I do on the side. My hours there are not consistent and I am listing them below. Income: Work (on average) $3,200.00 Rent from Modesto $2,500.00 Rent from Reno $1,000.00 Personal loan $ 635.00 Total $7,335.00 Thank you,

A credit bureau reported the following information about this borrower member on April 8, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	56
Revolving Credit Balance:	$24,214.00	Public Records On File:	0
Revolving Line Utilization:	68.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 392041

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392041	$12,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392041. Member loan 392041 was requested on April 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	Blackhawk Management Corp	Debt-to-income ratio:	23.83%
Length of employment:	n/a	Location:	Lawton, OK

Home town:	Orlando
Current & past employers:	Blackhawk Management Corp, American Residential Services, US Army
Education:	Touro College

This borrower member posted the following loan description, which has not been verified:

I am starting a full service house and carpet cleaning business and need additional start up capital. I have already been approved by my lender and the SBA for a Patriot Express loan. My business is a registered S corp in Oklahoma, and is certified by the SBA as a disabled veteran owned small business. I already have several letters of intent on business contracts as well as franchise negotiations with Sears carpet cleaning for the franchise license in Oklahoma. My target market and revenue projections are very strong for this venture. Prior to my lender releasing funds, I must inject my necessary capital. Being retired military, I understand the importance of honor and integrity and you will have my word of honor that this loan will be repaid without hesitation. Thank you, Robert Brown

A credit bureau reported the following information about this borrower member on April 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1991	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	62
Revolving Credit Balance:	$8,762.00	Public Records On File:	0
Revolving Line Utilization:	31.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 392052

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392052	$24,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392052. Member loan 392052 was requested on April 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,536 / month
Current employer:	Benny's Home Cooking Resturant Inc.	Debt-to-income ratio:	8.00%
Length of employment:	4 years	Location:	SOUTHGATE, MI

Home town:
Current & past employers:	Benny's Home Cooking Resturant Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

I seeking unsecured personal home improvement loan. This is ridiculous. I did this 3 times alredy.

A credit bureau reported the following information about this borrower member on April 8, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$982.00	Public Records On File:	0
Revolving Line Utilization:	6.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 392105

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392105	$25,000	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392105. Member loan 392105 was requested on April 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,333 / month
Current employer:	Philips Preferred Plumbing Cont. Inc	Debt-to-income ratio:	12.32%
Length of employment:	9 years 1 month	Location:	Azle, TX

Home town:	Fort Worth
Current & past employers:	Philips Preferred Plumbing Cont. Inc, Citigroup Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

commercial plumbing company in business 9 years looking to secure financing to grow. our business is steadily growing and we are needing to hire more employees.

A credit bureau reported the following information about this borrower member on April 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1993	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	43
Revolving Credit Balance:	$39,187.00	Public Records On File:	0
Revolving Line Utilization:	76.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 392210

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392210	$1,600	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392210. Member loan 392210 was requested on April 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$674 / month
Current employer:	Social Security Supplemental Income (SSI)	Debt-to-income ratio:	19.14%
Length of employment:	33 years	Location:	Greenwood Village, CO

Home town:	French Camp
Current & past employers:	Social Security Supplemental Income (SSI)
Education:	Reedley College

This borrower member posted the following loan description, which has not been verified:

I am in desperate need to have my teeth worked on and my room mate just got out of the hospital with phenumonia, so funds are stretched at this time.

A credit bureau reported the following information about this borrower member on April 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,816.00	Public Records On File:	0
Revolving Line Utilization:	93.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 392271

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392271	$5,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392271. Member loan 392271 was requested on April 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,083 / month
Current employer:	Edward knight	Debt-to-income ratio:	11.85%
Length of employment:	6 years 8 months	Location:	key west, FL

Home town:
Current & past employers:	Edward knight
Education:

This borrower member posted the following loan description, which has not been verified:

Hello ,looking for $25,000 to consolidate two credit cards.I have a good credit score and been in employment with current employer now for 7 years,never been late on any payments,many thanks.

A credit bureau reported the following information about this borrower member on April 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1959	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$52,121.00	Public Records On File:	0
Revolving Line Utilization:	53.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 392293

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392293	$15,250	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392293. Member loan 392293 was requested on April 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Protonex	Debt-to-income ratio:	20.64%
Length of employment:	3 years 5 months	Location:	Platteville, CO

Home town:	Amsterdam
Current & past employers:	Protonex, Starsys Research
Education:	Westwood College-Denver North

This borrower member posted the following loan description, which has not been verified:

I?ve got myself into debt years ago and want to finally get rid of it. I can make my payments and do so on time. At the interest rates of credit cards it will take me until I retire to pay off my debts. I want this loan to start my financial future over. Thank you for taking interest in helping people like me out.

A credit bureau reported the following information about this borrower member on April 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$51,790.00	Public Records On File:	0
Revolving Line Utilization:	96.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 392340

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392340	$4,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392340. Member loan 392340 was requested on April 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,467 / month
Current employer:	Heard County Government	Debt-to-income ratio:	1.70%
Length of employment:	9 months	Location:	Newnan, GA

Home town:	Newnan
Current & past employers:	Heard County Government, Brandon Willis
Education:	West Georgia Technical College

This borrower member posted the following loan description, which has not been verified:

Hello all, I'm currently a 22 year old IT Technician for the County I live in. I'm looking to finance a motorcycle, but wanted to get the best rates. I'm very responsible and mature for my age, and attempting to save in gas any way I can. I have had 3 credit cards for 3 years and have never missed a payment. Also have no outstanding debts, and have always been out to helping others, just looking to get some help for myself this time. I used to be a Detention Officer for the same County for 3 years before I became a IT Technician. I very confident in my abilities to pay back any loan I finance. Thanks to all, and God bless!

A credit bureau reported the following information about this borrower member on April 9, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2005	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$301.00	Public Records On File:	0
Revolving Line Utilization:	8.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 392350

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392350	$18,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392350. Member loan 392350 was requested on April 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	Zurich North America	Debt-to-income ratio:	22.30%
Length of employment:	9 years 6 months	Location:	Gahanna, OH

Home town:	Wheaton
Current & past employers:	Zurich North America
Education:	Aurora University

This borrower member posted the following loan description, which has not been verified:

I'm merely attempting to consolidate some credit card/line of credit debt in order ensure that they are paid off within the next 3 to 5 years. Would also like to close some credit card accounts once other credit cards and credit lines are consolidated. My wife's income is $51,000. She also works for Zurich North America.

A credit bureau reported the following information about this borrower member on April 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,518.00	Public Records On File:	0
Revolving Line Utilization:	32.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 392374

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392374	$25,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392374. Member loan 392374 was requested on April 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Searles Valley Minerals Corporation	Debt-to-income ratio:	9.47%
Length of employment:	30 years	Location:	Trona, CA

Home town:	Madera
Current & past employers:	Searles Valley Minerals Corporation
Education:	Cal Poly Pomona

This borrower member posted the following loan description, which has not been verified:

This is a family affair. My son and his wife must rely on fertility treatment to conceive their own child. The doctor has told her it's now or never - her egg production is declining and likely limited to only a few more months. My son, his wife and I will all be paying on this loan, however I will be responsible as the signor and am quite capable of paying alone if necessary. My son will not be a signor as his credit has suffered as a result of the real estate meltdown. The money will be used to pay for the necessary medicine, testing and invitro fertilization procedure. Rather than using credit cards, we would like to amortize this loan at a decent interest rate. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on April 9, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1975	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,083.00	Public Records On File:	0
Revolving Line Utilization:	21.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 392394

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392394	$5,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392394. Member loan 392394 was requested on April 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Honeywell Aerospace	Debt-to-income ratio:	17.92%
Length of employment:	7 months	Location:	Colorado Springs, CO

Home town:	Roseburg
Current & past employers:	Honeywell Aerospace, WAY-FM Media Group, Inc, Paradigm Health Corporation
Education:	Los Medanos College, University of San Francisco (USF), Heald College at Concord, Colorado Technical University at Colorado Springs

This borrower member posted the following loan description, which has not been verified:

I need to consolidate some debt. Plus, I'm going to be returning to school soon to finally receive my Bachelors degree in Computer Science. I'm having trouble obtaining a loan from a bank because 1) I recently paid off a credit card that I've had for a long time, and then canceled it - something that I now know I shouldn't have done, 2) Within the last 6 months, I got a new job, bought a new car, and moved, and 2) Regarding my move, I recently had to very quickly get out of an abusive and dangerous relationship with a former roommate. As a result, for a couple of months, I had to put many expenses on a credit card of mine. Bottom line: I've had a run of bad luck lately. However, I've ALWAYS had good credit and I ALWAYS make my payments on time. This is the only time that I can remember when my credit score has fallen below 700 (it is now 699). I just need a little help right now.

A credit bureau reported the following information about this borrower member on April 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	39	Months Since Last Delinquency:	18
Revolving Credit Balance:	$7,350.00	Public Records On File:	0
Revolving Line Utilization:	28.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 392430

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392430	$25,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392430. Member loan 392430 was requested on April 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	NIIT Technologies Inc	Debt-to-income ratio:	3.26%
Length of employment:	2 years	Location:	NORRISTOWN, PA

Home town:	Bomoseen
Current & past employers:	NIIT Technologies Inc
Education:	PVPPCE

This borrower member posted the following loan description, which has not been verified:

I have 2nd mortgage on a rental property with balance of $109k. I have cash flow of $85k and plan to pay off the 2nd mortgage using this loan to make up for rest of the balance. You will see a 2nd mortgage debt on my credit around $965.00 which will go away once this loan is approved as I will be paying it off. The interest rate needs to be below 9% since I can use my credit card to borrow same money for 10%.

A credit bureau reported the following information about this borrower member on April 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	18	Months Since Last Delinquency:	6
Revolving Credit Balance:	$3,173.00	Public Records On File:	0
Revolving Line Utilization:	6.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 392435

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392435	$9,000	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392435. Member loan 392435 was requested on April 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Burger King	Debt-to-income ratio:	6.27%
Length of employment:	5 years 3 months	Location:	Dover, DE

Home town:	Dover
Current & past employers:	Burger King
Education:	UMUC

This borrower member posted the following loan description, which has not been verified:

I'm a very responsible person. I always pay everything on time. I have a good credit score. Please, help me! Thank you!

A credit bureau reported the following information about this borrower member on April 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,534.00	Public Records On File:	0
Revolving Line Utilization:	29.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 392484

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392484	$10,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392484. Member loan 392484 was requested on April 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	osaka japanese restaurant	Debt-to-income ratio:	2.87%
Length of employment:	4 years	Location:	destin, FL

Home town:
Current & past employers:	osaka japanese restaurant
Education:

This borrower member posted the following loan description, which has not been verified:

i would like to get a loan for opening a small business i am planning to open it as soon as i get the loan my contract is ready, i am just waiting for your approval i do appreciate your assistance and help thank you in advance regards, aneliya tabashka

A credit bureau reported the following information about this borrower member on April 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,200.00	Public Records On File:	0
Revolving Line Utilization:	56.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 392513

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392513	$7,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392513. Member loan 392513 was requested on April 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	Self employed massage therapist	Debt-to-income ratio:	21.08%
Length of employment:	3 years	Location:	Savannah, GA

Home town:	Statesboro
Current & past employers:	Self employed massage therapist, The Distillery - bartender
Education:	South University at Savannah - Physical Therapist Asst

This borrower member posted the following loan description, which has not been verified:

Consolidation of car payment and IRS payment

A credit bureau reported the following information about this borrower member on April 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,702.00	Public Records On File:	0
Revolving Line Utilization:	61.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 392516

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392516	$5,500	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392516. Member loan 392516 was requested on April 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	J.Haynes	Debt-to-income ratio:	3.07%
Length of employment:	2 years	Location:	West Mifflin, PA

Home town:	Pittsburgh
Current & past employers:	J.Haynes, Decked Out By Don
Education:

This borrower member posted the following loan description, which has not been verified:

Need the money fast.

A credit bureau reported the following information about this borrower member on April 10, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	64
Revolving Credit Balance:	$18,620.00	Public Records On File:	0
Revolving Line Utilization:	68.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 392575

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392575	$13,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392575. Member loan 392575 was requested on April 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,600 / month
Current employer:	Walter d.Sullivan	Debt-to-income ratio:	11.08%
Length of employment:	3 months	Location:	Kensington, CT

Home town:	Winsted
Current & past employers:	Walter d.Sullivan, Equity management
Education:

This borrower member posted the following loan description, which has not been verified:

Hello,my name is Chris,I am applying for this loan to take care of a loan I have with American General for a 1997 Ford Explorer,and also for vehicle repairs,.I have been working hard to fix my credit and also hoping for better rate.I have never had problems with this company they were always willing to do business with me.I tried them first,but it seems they have pulled out of CT. and are no longer lending here either,which makes no sense to me.I have also started new job recently,but was with my last job for 7 years.I hope that we can do business.Thank you for your time.Chris

A credit bureau reported the following information about this borrower member on April 10, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	33
Revolving Credit Balance:	$2,350.00	Public Records On File:	0
Revolving Line Utilization:	63.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 392578

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392578	$7,500	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392578. Member loan 392578 was requested on April 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,303 / month
Current employer:	United States Army	Debt-to-income ratio:	12.32%
Length of employment:	2 years 7 months	Location:	Salem, OR

Home town:	Corvallis
Current & past employers:	United States Army
Education:	Northwest Nazarene University

This borrower member posted the following loan description, which has not been verified:

This loan will be used entirely to cover my 2008 tax liabilty. I have this tax bill as a result of my participation in the US Army's Loan Student Loan Repayment Program (SLRP). When participating in this program the Army is to pay off 33% of previously accrued student loans every year for three years up tp $65,000. However, this loan repayment is considered ordinary income for income tax purposes. I was well aware of this and planned on roughly a $20,000 bump in income. However, during the course of the year the the Army made two of the payments on my student loan accounts causing me an income increase of close to $40.000 and a significant marginal tax rate increase. While I am glad to be out from under this student loan debt, I am now forced to take on a loan to cover this tax burden. I appreciate your consideration of my loan and I am glad to provide a solid investment to the members of this club.

A credit bureau reported the following information about this borrower member on April 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1992	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	39
Revolving Credit Balance:	$3,891.00	Public Records On File:	0
Revolving Line Utilization:	30.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 392602

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392602	$9,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392602. Member loan 392602 was requested on April 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$9,333 / month
Current employer:	Computer Task Group	Debt-to-income ratio:	0.43%
Length of employment:	4 years 6 months	Location:	Cincinnati, OH

Home town:	Fairborn
Current & past employers:	Computer Task Group, Integrated Info Tech Corp, Modern Technologies Corp
Education:	University of Dayton, Regis University

This borrower member posted the following loan description, which has not been verified:

It is my goal to make this loan as safe as possible for you while meeting my needs! I am seeking $9,000 to replace the capital I used for a recent real estate purchase. I managed to negotiate a deal on an 800 sq. ft. one bedroom house that needs minimal repair for $8,500 cash. The additional $500 will cover my closing costs and some of the very minor repair work that is needed. This property will not have a mortgage against it because the loan amount would be so small. This home was previously rented for $450, which is what I plan on asking for it. My insurance, taxes, and management costs will run about $125, which leaves $325 to cover the cost of my loan at about $287 per month. In the event that the unit is vacant I can easily cover the payment from my other rental income (net $900/month) or from my salary (net $4,700/month). My only personal monthly expenses are car insurance at $89/month as we run the household entirely off my wife's income. I have no other debt aside from the mortgages on my other rental properties.

A credit bureau reported the following information about this borrower member on April 10, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1994	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,074.00	Public Records On File:	0
Revolving Line Utilization:	3.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 392622

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392622	$4,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392622. Member loan 392622 was requested on April 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,167 / month
Current employer:	Target	Debt-to-income ratio:	14.72%
Length of employment:	11 years 8 months	Location:	Taylor, MI

Home town:	Wyandotte
Current & past employers:	Target
Education:	Western Michigan University

This borrower member posted the following loan description, which has not been verified:

I am looking for a consolidation loan to pay off my credit cards as well as my car. I will also be paying off my son's medical bills and my dental bill for oral surgery that I recently recieved. I am a reliable candidate for the loan. I have been working for the same company my entire adult life (nearly 12 years) and recieve a very steady income.

A credit bureau reported the following information about this borrower member on April 10, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	26
Revolving Credit Balance:	$2,229.00	Public Records On File:	0
Revolving Line Utilization:	58.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 392670

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392670	$10,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392670. Member loan 392670 was requested on April 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	American Tax Funding, LLC	Debt-to-income ratio:	1.14%
Length of employment:	1 year 3 months	Location:	Jupiter, FL

Home town:	Sydney
Current & past employers:	American Tax Funding, LLC
Education:

This borrower member posted the following loan description, which has not been verified:

We are just about to purchase our first home. There is not going to be a mortgage on the property as we paid cash. We are looking for a loan to make improvements on mainly the kitchen and bathroom. The reason I am using Lending Club for this loan is because I am a lender myself and now see the benefits of lending and borrowing. I did not want to take a mortgage out on the property because the closing costs are way too high for the dollar amount I am looking for. I have very strong credit as I have never been late on a payment. This loan will probably be paid off between 1 and 2 years. The combined household annual income for my wife and me is $78,000. If you have any questions please don't hesitate to ask.

A credit bureau reported the following information about this borrower member on April 10, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2004	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$974.00	Public Records On File:	0
Revolving Line Utilization:	4.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 392694

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392694	$10,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392694. Member loan 392694 was requested on April 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,333 / month
Current employer:	Chicago Area Autopsy Service	Debt-to-income ratio:	11.85%
Length of employment:	1 year 1 month	Location:	WOODRIDGE, IL

Home town:	chicago
Current & past employers:	Chicago Area Autopsy Service, Veterans Affairs Department (VA)
Education:	Rosalind Franklin University of Medicine and Science, DeVry University-Illinois

This borrower member posted the following loan description, which has not been verified:

My fiance and I are getting married June 13, 2009. My parents were initially loaning us the money for the wedding. Unfortunately, my dad has now lost his job, like many others. With the wedding less than two months away this situation has put us into a bind. We have paid for the majority of the wedding expenses ourselves this far and need this loan for the remaining balance. My fiance and I both have secure careers in the medical field and government that pay us well and we could have saved up the money ourselves if it weren't for the limited amount of time left. We both understand the responsibilities to our lenders which is why we make our payments on time as scheduled and we are very aware of the importance of maintaining good credit.

A credit bureau reported the following information about this borrower member on April 10, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2002	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,125.00	Public Records On File:	0
Revolving Line Utilization:	69.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 392720

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392720	$25,000	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392720. Member loan 392720 was requested on April 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$29,383 / month
Current employer:	Wachovia Corp.	Debt-to-income ratio:	8.73%
Length of employment:	7 years 5 months	Location:	Thomson, GA

Home town:	Miami
Current & past employers:	Wachovia Corp., CLLOG Inc
Education:	Florida Agricultural and Mechanical University

This borrower member posted the following loan description, which has not been verified:

The loan proceeds will be used to rehab a 3/2 1200 sqft investment home KLD Investments Inc. purchased in cash for $35,000 in the Miami-Dade County area. The cost of repairs will be $25,000 to $30,000. Total investment will be approximately $65,000. In light of economic conditions we will price this home in the high $90s (affordable home) for quick sale for a possible first time home buyer or turn key rental. Recent comparable sales 3/2 $78K and 2/2 $88 that still need repair work. Loan will be paid in full once home is sold estimated time frame 3-6 months. Monthly payments will be made using funds in business bank account approx $30,000.00 and personal accounts $10,000.00. Credit history perfect never been late and making payments with oldest credit on file 1989. On the other hand as many business owners, I have been using quite a bit personal credit for business expenses.

A credit bureau reported the following information about this borrower member on April 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1989	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$108,889.00	Public Records On File:	0
Revolving Line Utilization:	74.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 392748

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392748	$10,000	16.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392748. Member loan 392748 was requested on April 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,167 / month
Current employer:	Child care	Debt-to-income ratio:	4.62%
Length of employment:	20 years	Location:	Northridge, CA

Home town:
Current & past employers:	Child care
Education:

This borrower member posted the following loan description, which has not been verified:

We would love to own our very own home, please help make this dream a reality. Thanks

A credit bureau reported the following information about this borrower member on April 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2005	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,785.00	Public Records On File:	0
Revolving Line Utilization:	54.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 392751

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392751	$25,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392751. Member loan 392751 was requested on April 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,333 / month
Current employer:	ARES Corporation	Debt-to-income ratio:	4.45%
Length of employment:	1 year	Location:	Deer Park, TX

Home town:	Texas City
Current & past employers:	ARES Corporation, Boeing Company
Education:	University of Houston

This borrower member posted the following loan description, which has not been verified:

My wife and I have been in an apartment since I graduated from the University with a degree in Electrical Engineering. I earn $76,000/yr as a systems engineer at an aerospace consulting firm and my wife is a realtor but she also has a teaching degree - she taught for 6 years, but she likes her new job more. When our friends were buying homes we didn't think they could afford, we stayed in our apartment and paid of her 2002 Volkswagon car off and student loans, and almost all of mine. I was promoted this year to the mid-level engineering position of senior-engineer and we both thought it was time to buy a house. We waited until earlier this year to finally buy a house because we wanted to have only one car note and a small amount of student loan debt beore we were comfortable making the move. We bought a 1979 $115k home in a nice neighborhood, I got a 5.0% rate, and our 30 year fixed plus insurance and tax is a mortgage payment of ~$950. My wife wants to install new cabinetry in this older home, granite counter tops, and remodel the master bath. What i would like to do is borrow here to update this house to the one she really wants. We were both very responsible during the real estate boom, and we watched it bust from the sidelines aas we saw CDOs and ARMSs causing havoc to others. What I'd like to do is reward ourselves in this way, knowing that with our responsible handling of finances, my recent promotion and dependable income, and with the money we didn't pay via an overpriced new home a loan of $25k is well within our budget. Thanks!

A credit bureau reported the following information about this borrower member on April 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	50
Revolving Credit Balance:	$165.00	Public Records On File:	0
Revolving Line Utilization:	2.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 392787

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392787	$1,500	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392787. Member loan 392787 was requested on April 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Dekalb County Schools	Debt-to-income ratio:	12.04%
Length of employment:	8 years 8 months	Location:	ATLANTA, GA

Home town:	Atlanta
Current & past employers:	Dekalb County Schools, Atlanta Public School System
Education:	Morris Brown College, Georgia State University, Central Michigan University

This borrower member posted the following loan description, which has not been verified:

Back in October my 13yrs. old daughter had to have her gallblatter removed. She spent 7 days in the hospital and she was transported by ambulance a total of three times. During her stay she had to have a procedure done at another hospital. Since then I have completed my masters program and got my first pay increase. However my mortage company Citimortgage has increased my payment becaues of a shortage in my escrow account. I know that this is temperary but it is causing a strain on my finances.

A credit bureau reported the following information about this borrower member on April 11, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	57
Revolving Credit Balance:	$2,287.00	Public Records On File:	0
Revolving Line Utilization:	47.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 392788

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392788	$6,400	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392788. Member loan 392788 was requested on April 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	AMBITECH	Debt-to-income ratio:	17.16%
Length of employment:	6 years 8 months	Location:	CHICAGO, IL

Home town:	BLUE ISLAND
Current & past employers:	AMBITECH, RAYMOND PROFESSIONAL GROUP
Education:	ITT Technical Institute

This borrower member posted the following loan description, which has not been verified:

The purpose of this loan is to get a better rate.

A credit bureau reported the following information about this borrower member on April 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,630.00	Public Records On File:	0
Revolving Line Utilization:	53.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 392812

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392812	$9,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392812. Member loan 392812 was requested on April 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	Independence Blue Cross	Debt-to-income ratio:	0.09%
Length of employment:	8 months	Location:	Norristown, PA

Home town:	Bombay
Current & past employers:	Independence Blue Cross, NIIT Technologies Inc.
Education:	St. Agnels

This borrower member posted the following loan description, which has not been verified:

I have 2nd mortgage on a rental property with balance of $109k. I have cash flow of $85k and plan to pay off the 2nd mortgage using this loan to make up for rest of the balance. You will see a 2nd mortgage debt on my credit around $965.00 which will go away once this loan is approved as I will be paying it off. The interest rate needs to be below 9% since I can use my credit card to borrow same money for 10%.

A credit bureau reported the following information about this borrower member on April 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	4	Months Since Last Delinquency:	6
Revolving Credit Balance:	$3,230.00	Public Records On File:	0
Revolving Line Utilization:	10.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 392814

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392814	$10,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392814. Member loan 392814 was requested on April 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$15,000 / month
Current employer:	Retired	Debt-to-income ratio:	7.26%
Length of employment:	n/a	Location:	West Bloomfield, MI

Home town:	Detroit
Current & past employers:	Retired, Ameritech
Education:	Oakland University

This borrower member posted the following loan description, which has not been verified:

This loan request will be used to pay my income tax as well as to pay for medical expenses recently incurred. My latest credit score was greater than 750. I have never declared bankruptcy. Net worth is greater than $2.4 million. I have IRA's and investments other than real estate which are liquied and worth approx. $1.5 million. I am reluctant to sell stock at this time at a substantial loss. It is likely that this loan will be repaid early.

A credit bureau reported the following information about this borrower member on April 11, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1971	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,141.00	Public Records On File:	0
Revolving Line Utilization:	15.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 392823

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392823	$14,200	16.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392823. Member loan 392823 was requested on April 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$3,000 / month
Current employer:	Cargill Kitchen Solutions	Debt-to-income ratio:	10.00%
Length of employment:	3 years 1 month	Location:	Lake Odessa, MI

Home town:
Current & past employers:	Cargill Kitchen Solutions
Education:	Michigan State University

This borrower member posted the following loan description, which has not been verified:

This loan is for debt consolidation and repaying a relative who helped me out. $13000 will go towards my 2nd(auto loan, will be paid off) and 3rd(1st credit card, will be paid off & closed afterwards) largest debts, these 2 balances combined equal about 65% of my debt excluding mortgage. $10000 will go towards the relative who helped me purchase my home last year. Repayment will be from the freed up debt from the auto loan(450 per month) and 1st credit card(350-400 per month). If my relative didn't have dire need of his money by the end of the month, I wouldn't be applying for a loan. Thank you to all those who contribute.

A credit bureau reported the following information about this borrower member on April 11, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	31
Revolving Credit Balance:	$8,377.00	Public Records On File:	0
Revolving Line Utilization:	47.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 392826

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392826	$14,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392826. Member loan 392826 was requested on April 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,417 / month
Current employer:	Hazel Hawkins Memorial Hospital	Debt-to-income ratio:	7.81%
Length of employment:	2 years 1 month	Location:	Kernville, CA

Home town:	Mason City
Current & past employers:	Hazel Hawkins Memorial Hospital, U.S. Navy
Education:	Southern Illinois University-Carbondale

This borrower member posted the following loan description, which has not been verified:

This loan will be used for two uses. First, $ 4,000 will be used to pay off credit cards, taking me well below the 35 % available credit level, which should take my credit score to the 730 - 740 range. I finally feel that I can justify buying a California home and want to obtain the best interest rate I can. The remaining $ 10,000 will be allotted for my August wedding. I am trying for a $ 7,000 budget, but am aware that last minute costs often come up and I wish to avoid going to my credit cards. Any funds not used for the wedding, plus all wedding gift monies will be applied to completely paying off all credit cards. Also, my credit score analysis says I need more experience in varying types of credit accounts. Thank you in advance for your consideration.

A credit bureau reported the following information about this borrower member on April 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1988	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,649.00	Public Records On File:	0
Revolving Line Utilization:	58.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 392880

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392880	$9,575	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392880. Member loan 392880 was requested on April 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,750 / month
Current employer:	Project IMPACT	Debt-to-income ratio:	10.72%
Length of employment:	3 years	Location:	SAN FRANCISCO, CA

Home town:	San Francisco
Current & past employers:	Project IMPACT, Rezenberger.inc
Education:	Solano Community College

This borrower member posted the following loan description, which has not been verified:

Money will be used to refinance the 2003 Ford Mustang that I am currently purchasing. I'm a excellent candidate for the loan with a credit score above 700. Also, I've never missed or made a late payment.

A credit bureau reported the following information about this borrower member on April 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2005	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,305.00	Public Records On File:	0
Revolving Line Utilization:	26.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 392887

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392887	$20,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392887. Member loan 392887 was requested on April 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,167 / month
Current employer:	Sprint	Debt-to-income ratio:	13.18%
Length of employment:	5 years 4 months	Location:	SAN FRANCISCO, CA

Home town:	Middletown
Current & past employers:	Sprint, Electronic Arts, Bluemartini Software
Education:	SUNY at Binghamton

This borrower member posted the following loan description, which has not been verified:

Looking to Consolidate my Credit Cards into a more manageable payment

A credit bureau reported the following information about this borrower member on April 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	24	Months Since Last Delinquency:	19
Revolving Credit Balance:	$25,277.00	Public Records On File:	0
Revolving Line Utilization:	80.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 392928

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392928	$8,000	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392928. Member loan 392928 was requested on April 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	National Instruments	Debt-to-income ratio:	10.62%
Length of employment:	5 years	Location:	Austin, TX

Home town:	Denver
Current & past employers:	National Instruments
Education:	Kansas State University

This borrower member posted the following loan description, which has not been verified:

Overview: I would like a lender to help consolidate high-interest credit card debt that I have accumulated in the past year for home improvement projects. I took on a number of ambitious projects over the past year, and as a first-time home owner didn't do good up front estimates with how much all of it would cost -- and hence a lot of it ended up on credit cards. About me: I am a computer engineer with secure job at one of Fortune's Top 100 places to work (National Instruments in Austin, TX) and have been there about 5 years. One of my hobbies is helping out a non-profit that is just getting started (www.povertystopshere.org) with a close friend. I also have a family (one daughter - 7 years old) and spend most of my time doing family stuff. About my situation: I own a $220K duplex property, in which one unit I live in and the other I rent out. My monthly mortgage payment is $1800 and the amount of rent I receive as monthly income is $1050 and as such the monthly budget for housing is well within my means with a good paying engineering salary. A family member is who is disabled is moving from Kansas to Texas to live with me, and over the past year I have spent approximately $12K fixed costs (materials) on home improvement projects to make my unit of the duplex handicap accessible. This includes a complete remodel of the master bathroom with roll-in shower and a complete remodel of the kitchen, including normal height counters which are reachable from the wheelchair in place of the kitchen bar that was there before. Much of the work was done myself or through local contractors at good rates since the economy is hurting. When I go to sell the place, or get it re-appaised (which I have not done yet) I expect it will increase the value of the property by $20K. So, it's an asset that will be there when I need it. I have made the decision to go this route (debt consolidation loan) instead of home equity loan. Potential tax breaks: I have looked into taking tax breaks for all my work on the house, as deductions are possible for accessibility type improvements. However, most of the work was done by myself (which I can't deduct) and most of the material costs were split evenly over late 2008/early 2009, and therefore the overall deduction I would get doesn't help me out a whole lot. Debt I would like paid off: - I have a home depot credit card at 25% interest that has $4K on it. I did the whole "0%" for the first 6 months not realizing the rates skyrocketed after that. This needs to go ASAP. - I have another $4K of high interest credit card debt on various other cards that I would like to get paid off as well due to expenses incurred through the home improvement projects. Disclaimers: - My credit has sank about 50 points in the past two months as I have attempted to consolidate debt on low-interest cards (and opened up new accounts which hurt my credit). - Back in October my credit score was around 690 depending on which score you looked at, that's a typically score for me, which is not great but I am monitoring it and doing the things I can to get it up in the 700s.

A credit bureau reported the following information about this borrower member on April 11, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	31
Revolving Credit Balance:	$12,395.00	Public Records On File:	0
Revolving Line Utilization:	76.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 392932

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392932	$3,600	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392932. Member loan 392932 was requested on April 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,083 / month
Current employer:	Home Depot	Debt-to-income ratio:	3.31%
Length of employment:	7 years 6 months	Location:	orlando, FL

Home town:	Tampa
Current & past employers:	Home Depot
Education:

This borrower member posted the following loan description, which has not been verified:

looking to clear my debt never done this before itsall new to me

A credit bureau reported the following information about this borrower member on April 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	13	Months Since Last Delinquency:	21
Revolving Credit Balance:	$3,437.00	Public Records On File:	0
Revolving Line Utilization:	90.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 392992

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392992	$15,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392992. Member loan 392992 was requested on April 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	SAIC	Debt-to-income ratio:	11.92%
Length of employment:	1 year 8 months	Location:	Upper Marlboro, MD

Home town:	jackson
Current & past employers:	SAIC, Union of Bricklayers, AASA
Education:	UMUC, Air Force Community College, PGCC

This borrower member posted the following loan description, which has not been verified:

I am from Detroit, one the few remaining industrial depended city. I have had the opportunity to purchase nine REO rental properties to date and able to own a part of my home town. All of these properties are part of a Revitalization area of the city, which is one of the city?s five targeted neighborhoods for improvements. These properties are location within blocks or next door to each others which help strength the neighborhood because of fewer vacant homes and in the near future will become comparable for each other when appraised. Five of these properties have been renovated and currently being rented. My current renters are low -income and senior residents that now can live in fairly safe and decent neighborhood with affordable housing. I have established an LLC in order to manage and maintain the properties. I would use the loan to further improve the properties for better energy efficient, legal assistant to form LLCs for all of the properties to reduce liability and to establish the appropriate accounting for the business.

A credit bureau reported the following information about this borrower member on April 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1994	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,662.00	Public Records On File:	0
Revolving Line Utilization:	73.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 393049

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
393049	$18,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 393049. Member loan 393049 was requested on April 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Central Jersey Dog Care	Debt-to-income ratio:	6.43%
Length of employment:	2 years	Location:	Lawrenceville, NJ

Home town:	New York
Current & past employers:	Central Jersey Dog Care, All Good Dogs Day Care
Education:	Rider University

This borrower member posted the following loan description, which has not been verified:

I am looking for $18,000 in order to expand my two year old, profitable, dog care business. Credit Card debt has limited other financing operations. Dog care has proven to be a rather recession proof industry as people always need their dog to be taken care of, as it is seen as a family member. The money will be used to pay for advertising, equipment, and very likely an employee/employees to help around. Despite my other debts I never miss a payment, and take debt very seriously. I am a college graduate with a Bachelors in History from Rider University in Lawrenceville, NJ, where I also have taken classes towards getting my MBA.

A credit bureau reported the following information about this borrower member on April 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,589.00	Public Records On File:	0
Revolving Line Utilization:	67.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 393075

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
393075	$4,500	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 393075. Member loan 393075 was requested on April 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,000 / month
Current employer:	Restaurant	Debt-to-income ratio:	5.80%
Length of employment:	1 year 6 months	Location:	Batavia, IL

Home town:
Current & past employers:	Restaurant
Education:

This borrower member posted the following loan description, which has not been verified:

I am looking for this loan to simplify my monthly payments and also to acquire a inexpensive motorcycle. Financially i am very comfortable, besides the credit cards to be payed, my only monthly payments are for car insurance ($45 monthly) and a satellite radio subscription(around $14 a month). My housing and utility's are effectively $0. Ive held my current job for about a year and a half (about $800-$1000 a month income), the job before that for almost 2 years, and there was literally no gap in between the jobs. Thanks for the interest.

A credit bureau reported the following information about this borrower member on April 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,950.00	Public Records On File:	0
Revolving Line Utilization:	67.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 393104

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
393104	$4,200	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 393104. Member loan 393104 was requested on April 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	Northeast Horticultural	Debt-to-income ratio:	10.58%
Length of employment:	1 month	Location:	Milford, CT

Home town:	Minneapolis
Current & past employers:	Northeast Horticultural, Shamrock Golf Club, K and C Pest COntrol
Education:	University of Wisconsin-Oshkosh

This borrower member posted the following loan description, which has not been verified:

I recently moved to CT for employment out of college. I am in need of a reliable automobile and am looking for a $4,200 loan over 36 months if possible.

A credit bureau reported the following information about this borrower member on April 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,570.00	Public Records On File:	0
Revolving Line Utilization:	56.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 393167

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
393167	$3,600	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 393167. Member loan 393167 was requested on April 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	diamond express	Debt-to-income ratio:	0.04%
Length of employment:	3 years 8 months	Location:	Milwaukee, WI

Home town:	milwaukee
Current & past employers:	diamond express
Education:

This borrower member posted the following loan description, which has not been verified:

Please email me at RogerGrady@att.net to get a copy of the show. I am making this short as I have typed this 3 times already and get logged off as I go into detail and try to go to step 2.I have a copyright and show is registered with the Writers Guild of America.I have an entertainment attorney but need to get an agent and get the show noticed in Hollywood. I need money to join the Writers Vault for networking. I want to buy the Hollywood Reporters mailing list of agents,producers,and television execs. I want to run ad in Variety magazine which is home delivered to 22,000 Hollywood movers and shakers. Hollywood studios and networks don't accept unsolicited materials as they have a fear of lawsuits and conflict of interest if they are working on similar projects.I only need one agent with connections and have a lawyer ready to submit my show but need the money to get the project rolling. Thank You for your consideration of this.

A credit bureau reported the following information about this borrower member on April 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1992	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1.00	Public Records On File:	1
Revolving Line Utilization:	0.00%	Months Since Last Record:	96
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 393178

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
393178	$16,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 393178. Member loan 393178 was requested on April 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,800 / month
Current employer:	Hartford Insurance	Debt-to-income ratio:	19.14%
Length of employment:	18 years 7 months	Location:	Slatington, PA

Home town:	Ottawa
Current & past employers:	Hartford Insurance, Prudential Insurance
Education:

This borrower member posted the following loan description, which has not been verified:

I am requesting a loan to pay off higher rate credit cards and to have one monthly payment that would be automatically be deducted from my checking account. My credit is considered Good to Excellent and I want to keep it that way. I feel this loan would benefit me by being able to pay off and close these accounts and have the extra money that I would be saving for other uses. I have been with my current employer for over 18 years and own my home with no mortgage. I have lived at my current address for 21 years.

A credit bureau reported the following information about this borrower member on April 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1983	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	23	Months Since Last Delinquency:	15
Revolving Credit Balance:	$20,698.00	Public Records On File:	0
Revolving Line Utilization:	23.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 393180

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
393180	$9,600	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 393180. Member loan 393180 was requested on April 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	PNC Bank	Debt-to-income ratio:	17.04%
Length of employment:	1 year	Location:	Warren, PA

Home town:	Warren
Current & past employers:	PNC Bank, AXA Advisors, LLC, Foot Locker
Education:	St. Bonaventure University

This borrower member posted the following loan description, which has not been verified:

Please help my wife and I move to Warren and buy a house! We have never missed a payment in our life and our credit is 690 - 710. We amassed some credit card debt in our previous location and have been paying it back (ontime) for over 4 years. To get rid of our house in NY, we will need to take an $8000 loss. We already are renting-to-own a home in PA, but need to pay off our mortgage in NY 1st. Our Pa home will cost 1/2 as much and both of us are making more in our current jobs. With current environment, no bank will lend to us with the unsecured credit card debt that we have. We'd like to get a 5yr $8000 loan, but will probably be able to pay it back within 2 years.

A credit bureau reported the following information about this borrower member on April 13, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,875.00	Public Records On File:	0
Revolving Line Utilization:	86.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 393197

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
393197	$5,200	16.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 393197. Member loan 393197 was requested on April 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,942 / month
Current employer:	KNBT	Debt-to-income ratio:	9.59%
Length of employment:	2 years	Location:	BETHLEHEM, PA

Home town:	Elizabeth
Current & past employers:	KNBT, Bank of America Corp.
Education:	NCC

This borrower member posted the following loan description, which has not been verified:

Most of this loan is for a rollover on a current loan I have with citifinancial. I really want to pay this loan off due to the intrest rate. Thank you for all your help. The rest of the loan is to make some improvements to my house that are needed. Thank you again!

A credit bureau reported the following information about this borrower member on April 15, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	20	Months Since Last Delinquency:	21
Revolving Credit Balance:	$32.00	Public Records On File:	0
Revolving Line Utilization:	0.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 393203

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
393203	$10,500	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 393203. Member loan 393203 was requested on April 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	Dept of Commerce	Debt-to-income ratio:	7.64%
Length of employment:	30 years	Location:	WASHINGTON, DC

Home town:	Washington
Current & past employers:	Dept of Commerce
Education:

This borrower member posted the following loan description, which has not been verified:

N/A

A credit bureau reported the following information about this borrower member on April 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1979	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	52
Revolving Credit Balance:	$8,930.00	Public Records On File:	0
Revolving Line Utilization:	20.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 393209

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
393209	$8,000	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 393209. Member loan 393209 was requested on April 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Siemens	Debt-to-income ratio:	3.82%
Length of employment:	18 years	Location:	JACKSONVILLE, FL

Home town:	Jacksonville
Current & past employers:	Siemens
Education:

This borrower member posted the following loan description, which has not been verified:

loan will be dedicated to rectify tax liability

A credit bureau reported the following information about this borrower member on April 13, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2005	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,158.00	Public Records On File:	0
Revolving Line Utilization:	56.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 393228

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
393228	$10,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 393228. Member loan 393228 was requested on April 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	Aap st Mary corp	Debt-to-income ratio:	13.80%
Length of employment:	15 years	Location:	Sidney, OH

Home town:	botkins
Current & past employers:	Aap st Mary corp, Bob Evans Farms centervill, ohio
Education:	RETS Technical Center , centerville , ohio

This borrower member posted the following loan description, which has not been verified:

want to considate my capital one bank of america credit cards. I have had capital one credit card for a long time and want to pay off the balance in 36 to 60 mounths. give me a call at (937)829-4116 if you have questions. Thank you for all your help.

A credit bureau reported the following information about this borrower member on April 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,660.00	Public Records On File:	0
Revolving Line Utilization:	60.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 393264

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
393264	$8,000	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 393264. Member loan 393264 was requested on April 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Merrymeeting Inc.	Debt-to-income ratio:	11.59%
Length of employment:	1 year 5 months	Location:	CLEVELAND, OH

Home town:	Cleveland
Current & past employers:	Merrymeeting Inc., Integrated Marketing Technologies
Education:	Cuyahoga Community College District

This borrower member posted the following loan description, which has not been verified:

3,000 to pay off car loan, 4000 to pay off credit card, 1000 for personal needs

A credit bureau reported the following information about this borrower member on April 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,287.00	Public Records On File:	0
Revolving Line Utilization:	27.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 393287

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
393287	$8,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 393287. Member loan 393287 was requested on April 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,667 / month
Current employer:	retired	Debt-to-income ratio:	15.16%
Length of employment:	22 years 8 months	Location:	Snellville, GA

Home town:	Canton
Current & past employers:	retired, Ga. Board of Pardons and Paroles
Education:	Georgia State University

This borrower member posted the following loan description, which has not been verified:

paying off 2 high interest credit cards

A credit bureau reported the following information about this borrower member on April 13, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1983	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,142.00	Public Records On File:	0
Revolving Line Utilization:	49.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 393317

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
393317	$15,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 393317. Member loan 393317 was requested on April 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,975 / month
Current employer:	retired NY state	Debt-to-income ratio:	20.61%
Length of employment:	n/a	Location:	Winster Salem, SC

Home town:	Beacon
Current & past employers:	retired NY state, NYS
Education:	n/a

This borrower member posted the following loan description, which has not been verified:

Need to help daughter with medical treatment as where she works doesn't cover medical and to pay off a truck which she co-signed and that person became severely ill and had to have surgery twice within 2 weeks and not able to return to work at this time. If the company reposses the truck they still have to pay it off. I always pay my bills on time. The banks will not give me a loan because I don't have a credit history because I pay them off as soon as they come in.

A credit bureau reported the following information about this borrower member on April 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1987	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	24	Months Since Last Delinquency:	16
Revolving Credit Balance:	$338.00	Public Records On File:	0
Revolving Line Utilization:	1.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 393335

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
393335	$12,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 393335. Member loan 393335 was requested on April 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	First Data	Debt-to-income ratio:	9.65%
Length of employment:	8 years	Location:	Columbus, GA

Home town:	Woonsocket
Current & past employers:	First Data, BB&T Corporation
Education:	Columbus State University

This borrower member posted the following loan description, which has not been verified:

I have several cards that I would like to payoff quickly. The rates are higher than I would like to be paying. While I have not missed a payment in over 5 years, my credit is drying up....As I pay down my debt, the card companies lower my credit limit - so there is no improvement to my credit scores based on the percent of my limit vs the debt. I also have some household repairs that really need to be taken care of, some are simple, new programable thermostat and ceiling fans - others cost a bit more. I am gainfully employed (same company for 8 years) making a good salary for the part of the county I live in - I am a single mother of two kids (with braces on their teeth). I can continue to pay off the cards and get the work done around the house - but it would be smarter to get a lower intrest loan to do it.

A credit bureau reported the following information about this borrower member on April 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	31
Revolving Credit Balance:	$17,349.00	Public Records On File:	0
Revolving Line Utilization:	63.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 393379

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
393379	$2,750	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 393379. Member loan 393379 was requested on April 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Food Packaging Manufacture	Debt-to-income ratio:	3.55%
Length of employment:	5 years	Location:	Union cCty, GA

Home town:	Atlanta
Current & past employers:	Food Packaging Manufacture
Education:	The University of Alabama in Huntsville

This borrower member posted the following loan description, which has not been verified:

Hi, Me and my wife are buying a new house but need help with the closing cost of $2700. Thank you for viewing. Twan32

A credit bureau reported the following information about this borrower member on April 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2005	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$64.00	Public Records On File:	0
Revolving Line Utilization:	1.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 393387

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
393387	$12,000	16.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 393387. Member loan 393387 was requested on April 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$8,000 / month
Current employer:	Government	Debt-to-income ratio:	15.46%
Length of employment:	3 years 5 months	Location:	Fairfax, VA

Home town:	Frankfurt
Current & past employers:	Government, Milbank, Tweed, Hadley & McCloy LLP, Wilmer, Cutler & Pickering (now Wilmer Hale)
Education:	Christopher Newport University

This borrower member posted the following loan description, which has not been verified:

I am in the final phase of completing my professional legal website. I plan on using these funds to complete the website, launch the website and advertise. Initially, my request was going to be 15K, however, I felt it would be prudent of me to only request 10K-12K and come up with the additional funds from my personal income. I would never request or take on any debt or loan I could not handle and make payment on. Repayment on this loan will be no problems. When the website is complete, my hope is to expedite the complete payment of this loan in a timely fashion. Generally, no one really likes to take on loans, but I require this amount to push me over the hill and get my business up and running. As a minority, my hope is to offer this website for legal services to the community. I've also started to line up companies that will advertise on this site. I feel confident about this and I appreciate your consideration.

A credit bureau reported the following information about this borrower member on April 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	22	Months Since Last Delinquency:	8
Revolving Credit Balance:	$24,249.00	Public Records On File:	0
Revolving Line Utilization:	97.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 393396

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
393396	$10,100	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 393396. Member loan 393396 was requested on April 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	n/a	Debt-to-income ratio:	2.60%
Length of employment:	n/a	Location:	Clifton, NJ

Home town:	Clifton
Current & past employers:	Advance Internet
Education:	New Jersey City University

This borrower member posted the following loan description, which has not been verified:

Hi All, I'm graduating in Fall '09 and this loan is for my Summer and Fall Classes. A total of 6 classes/18 credits. I've been able to finance my entire education and have no undergraduate or graduate debt to speak of and learned that I could get a better rate on Lending Club. So here I am, and I need your assistance. Any questions, please feel free to e-mail me at anytime. Thank you, Paul

A credit bureau reported the following information about this borrower member on April 13, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,309.00	Public Records On File:	0
Revolving Line Utilization:	44.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 393403

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
393403	$9,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 393403. Member loan 393403 was requested on April 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,750 / month
Current employer:	Xerox	Debt-to-income ratio:	9.62%
Length of employment:	21 years 4 months	Location:	ROCHESTER, NY

Home town:	Rochester
Current & past employers:	Xerox
Education:

This borrower member posted the following loan description, which has not been verified:

I am using this loan for personal reasons. I have an extremely good credit history and have never been late on any payments and also even pay more than the minimum amout due. Thank you and have a nice day.

A credit bureau reported the following information about this borrower member on April 14, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1992	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$57,033.00	Public Records On File:	0
Revolving Line Utilization:	29.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 393419

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
393419	$1,500	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 393419. Member loan 393419 was requested on April 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,000 / month
Current employer:	Tom King	Debt-to-income ratio:	9.80%
Length of employment:	3 years	Location:	Hamden, CT

Home town:	New Haven
Current & past employers:	Tom King
Education:	Curry College Bachlor of Arts in Criminal Justice

This borrower member posted the following loan description, which has not been verified:

I am currently looking for a loan to pay for a class that i need to take to continue in the profession I am trying to pursue.

A credit bureau reported the following information about this borrower member on April 13, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 393432

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
393432	$15,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 393432. Member loan 393432 was requested on April 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,717 / month
Current employer:	Kikie's Boutique	Debt-to-income ratio:	16.33%
Length of employment:	20 years 2 months	Location:	Rego Park, NY

Home town:	Miramar
Current & past employers:	Kikie's Boutique
Education:

This borrower member posted the following loan description, which has not been verified:

I need to refinance my credit card at a better rate and do some home improvement.

A credit bureau reported the following information about this borrower member on April 13, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,152.00	Public Records On File:	0
Revolving Line Utilization:	68.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 393435

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
393435	$12,000	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 393435. Member loan 393435 was requested on April 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	Richards Consulting	Debt-to-income ratio:	10.11%
Length of employment:	6 years 2 months	Location:	Cincinnati, OH

Home town:	Falls Church
Current & past employers:	Richards Consulting, Midland Company
Education:	East Carolina University

This borrower member posted the following loan description, which has not been verified:

I will be using the money to make some much needed repairs to my primary residence. I bought it as a foreclosure toward the end of last year and need to replace the roof and windows. The windows are original to the house (over 50 years old) and the roof is leaking. I have a good long standing credit history with the only blemish due to a vengeful ex-wife as a result of a divorce. I have a very solid income and have always prided myself on finding additional work if need be to supplement myself. I never turn down work.

A credit bureau reported the following information about this borrower member on April 13, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1996	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	26
Revolving Credit Balance:	$26,902.00	Public Records On File:	0
Revolving Line Utilization:	48.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 393436

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
393436	$3,500	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 393436. Member loan 393436 was requested on April 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,667 / month
Current employer:	Nuclear Regulatory Commission	Debt-to-income ratio:	19.28%
Length of employment:	1 year	Location:	ODENTON, MD

Home town:	PHILADELPHIA
Current & past employers:	Nuclear Regulatory Commission, US Air Force
Education:	Roger Williams University

This borrower member posted the following loan description, which has not been verified:

I am seeking approval for a 3500.00 loan in order to use for a family vacation to Disney World scheduled for June 2009. I would be a reliable candidate based upon my secure job in the federal government and history of previous work, which included 10 years in the Air Force. I plan to pay this loan off as quick as possible from an allotment which would be taken directly from my paycheck. Feel free to contact me for additional information. Very respectfully, Erik Saracino

A credit bureau reported the following information about this borrower member on April 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1978	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	54	Months Since Last Delinquency:	67
Revolving Credit Balance:	$16,146.00	Public Records On File:	0
Revolving Line Utilization:	54.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 393464

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
393464	$6,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 393464. Member loan 393464 was requested on April 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	SOGDA Limited Inc.	Debt-to-income ratio:	14.29%
Length of employment:	3 years 7 months	Location:	Seattle, WA

Home town:	Bishkek
Current & past employers:	SOGDA Limited Inc.
Education:	University of Washington at Seattle

This borrower member posted the following loan description, which has not been verified:

Dear Lender(s): I am aplying for a personal loan to help my parents. Because of the hard economic times, my parents need some financial assistance at this moment. I am a responsible person, have full-time job, never been late on my payments (either car, rent or credit cards).

A credit bureau reported the following information about this borrower member on April 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,906.00	Public Records On File:	0
Revolving Line Utilization:	43.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 393491

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
393491	$6,600	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 393491. Member loan 393491 was requested on April 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:	angenos pizza and pasta	Debt-to-income ratio:	11.08%
Length of employment:	6 years 6 months	Location:	brooklyn park, MN

Home town:	minneapolis
Current & past employers:	angenos pizza and pasta, apple gate
Education:	North Hennepin Community College

This borrower member posted the following loan description, which has not been verified:

i have 3 credit cards with an outstanding amount of 6,600 dollars. i have made some poor financial choices in my day but i have regained my self control and not its time to re- build. i am currently a home owner. i dont have any late payments on any cards. my interest rates are through the roof though. one of them is 28% and the other is 27% and my third is only 15% but my minmum payments are just to much with no principal going down

A credit bureau reported the following information about this borrower member on April 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,593.00	Public Records On File:	0
Revolving Line Utilization:	55.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 393574

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
393574	$9,000	7.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 393574. Member loan 393574 was requested on April 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	R.P. Brennan General Contractors	Debt-to-income ratio:	15.95%
Length of employment:	48 years	Location:	WOODHAVEN, NY

Home town:	Queens
Current & past employers:	R.P. Brennan General Contractors
Education:	F.I.T. Fashion Institute of Technology, Mary Mount College

This borrower member posted the following loan description, which has not been verified:

To whom it may concern: I would like this loan to payoff my lease which is up in September. I took out a four year loan with Honda Finance and I regret not coming to you guys earlier, but you live and learn. My payments were on time and I never had a problem making my payments. Thank you, Karina Ensuncho

A credit bureau reported the following information about this borrower member on April 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	26
Revolving Credit Balance:	$4,964.00	Public Records On File:	0
Revolving Line Utilization:	47.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 393601

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
393601	$3,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 393601. Member loan 393601 was requested on April 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,467 / month
Current employer:	Ambitious Web	Debt-to-income ratio:	18.95%
Length of employment:	2 years 5 months	Location:	Claremore, OK

Home town:	Tulsa
Current & past employers:	Ambitious Web, Wyatt Technical Service
Education:	Pepperdine University

This borrower member posted the following loan description, which has not been verified:

I have been participating in triathlon for a few years on an old road bike and it is time for an upgrade. I have saved some funds and planned on using a credit card for the rest but getting a personal loan looks like the better route. At this time I have 3 loans that consist of my mortgage and two credit cards. One card has around 1k and the other has 2k. I have a salaried job as a web programmer and my wife is a stylist. We make a good living and have never had an issue with making payments on time. I could certainly save up the money for this purchase but the season would be over by that time. Thanks for the consideration.

A credit bureau reported the following information about this borrower member on April 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	14	Months Since Last Delinquency:	12
Revolving Credit Balance:	$4,285.00	Public Records On File:	0
Revolving Line Utilization:	44.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 393640

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
393640	$3,800	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 393640. Member loan 393640 was requested on April 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,083 / month
Current employer:	Gelsons Markets	Debt-to-income ratio:	12.36%
Length of employment:	6 years 4 months	Location:	NEWPORT BEACH, CA

Home town:	Lynwood
Current & past employers:	Gelsons Markets
Education:	Garden Grove ROP

This borrower member posted the following loan description, which has not been verified:

I would like to pay off some of my bills.

A credit bureau reported the following information about this borrower member on April 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$168.00	Public Records On File:	0
Revolving Line Utilization:	56.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 393649

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
393649	$11,500	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 393649. Member loan 393649 was requested on April 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,138 / month
Current employer:	US Department of Treasury	Debt-to-income ratio:	19.92%
Length of employment:	32 years 1 month	Location:	Whittier, CA

Home town:	Guadalajara
Current & past employers:	US Department of Treasury
Education:	East Los Angeles College

This borrower member posted the following loan description, which has not been verified:

Despite many obstacles we are finally building our home. The only thing standing in our way is some fees we have to pay. Our loan is set to go however now at days banks are extremely backed up so we are not able to receive the monies in a timely manner to cover these expenses. My husband and I have worked very hard to see this through and have never given up that it would happen. Please help us. Thank you

A credit bureau reported the following information about this borrower member on April 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1978	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	71
Revolving Credit Balance:	$192,462.00	Public Records On File:	0
Revolving Line Utilization:	82.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 393653

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
393653	$6,400	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 393653. Member loan 393653 was requested on April 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	Cal Fire	Debt-to-income ratio:	15.07%
Length of employment:	1 year	Location:	Chico, CA

Home town:	Chico
Current & past employers:	Cal Fire, United States Forest Service
Education:	Butte College-Associates, transfer to CSU Chico

This borrower member posted the following loan description, which has not been verified:

I am a 26 year old working student and father. I have an annual income of $25,000 working as a seasonal fiefighter. I would like to consolidate my credit card, car loan, and recently unexpected medical bills. The interest on my card is way to high and I would like to be able to pay one monthly payment as opposed to multiple payments. I have a good credit history with multiple accounts in good standing. A single loan with lower interest would make my debt more manageable and would be a big help.

A credit bureau reported the following information about this borrower member on April 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	34
Revolving Credit Balance:	$4,072.00	Public Records On File:	0
Revolving Line Utilization:	23.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 393677

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
393677	$9,800	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 393677. Member loan 393677 was requested on April 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,750 / month
Current employer:	Claims verification inc	Debt-to-income ratio:	21.41%
Length of employment:	13 years 8 months	Location:	Canton, GA

Home town:	Roanoke
Current & past employers:	Claims verification inc
Education:	Radford university

This borrower member posted the following loan description, which has not been verified:

Loan for a 2003 Harley Davidson, with a value of $4000 higher than requested loan value. I have never had a late payment of any kind on any sort of loan. However, the economy had lessened options for loans on recreational vehicles. I have been a homeowner for 12 years and again, never missed a payment. I am also a business owner and have been at my current employer for almost 14 years.

A credit bureau reported the following information about this borrower member on April 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1994	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$52,568.00	Public Records On File:	0
Revolving Line Utilization:	72.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 393680

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
393680	$12,450	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 393680. Member loan 393680 was requested on April 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,583 / month
Current employer:	Bartolotta Restaurant Group	Debt-to-income ratio:	12.50%
Length of employment:	2 years	Location:	Milwaukee, WI

Home town:	Green Bay
Current & past employers:	Bartolotta Restaurant Group, Food Fight Inc., Supple Restaurant Group
Education:	UWGB

This borrower member posted the following loan description, which has not been verified:

Consolidating Credit Debt

A credit bureau reported the following information about this borrower member on April 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,722.00	Public Records On File:	0
Revolving Line Utilization:	82.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 393690

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
393690	$20,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 393690. Member loan 393690 was requested on April 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,500 / month
Current employer:	American Eagle Do it Best	Debt-to-income ratio:	1.49%
Length of employment:	2 years 8 months	Location:	Ovid, MI

Home town:	Lansing
Current & past employers:	American Eagle Do it Best, Michigan Army National Guard
Education:	Lansing Community College

This borrower member posted the following loan description, which has not been verified:

I own a two story home and wold like to convert it into a duplex. I have a good credit score: 738-767 depending on which credit reporting company you check. I always pay my bills on time.

A credit bureau reported the following information about this borrower member on April 14, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	57
Revolving Credit Balance:	$1,954.00	Public Records On File:	0
Revolving Line Utilization:	6.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 393693

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
393693	$15,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 393693. Member loan 393693 was requested on April 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	Hardesty Const	Debt-to-income ratio:	6.43%
Length of employment:	6 years	Location:	MIDLOTHIAN, VA

Home town:	Easley
Current & past employers:	Hardesty Const, Cross Timbers Roofing
Education:	Greenville Technical College

This borrower member posted the following loan description, which has not been verified:

we found a car we would like to buy from an individual on Auto-Trader which had The Lending Tree as a recomended lender

A credit bureau reported the following information about this borrower member on April 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1984	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	10	Months Since Last Delinquency:	18
Revolving Credit Balance:	$41,602.00	Public Records On File:	0
Revolving Line Utilization:	3.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 393734

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
393734	$4,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 393734. Member loan 393734 was requested on April 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,833 / month
Current employer:	AIG	Debt-to-income ratio:	20.91%
Length of employment:	1 year 4 months	Location:	Long Beach, NY

Home town:
Current & past employers:	AIG, Legg Mason, Mellon Financial Corp.
Education:	Hofstra University

This borrower member posted the following loan description, which has not been verified:

Hi, I am looking to borrow $4000 in order to consolidate some outstanding debt which is at a high interest rate and also use some of these monies to buy some necessary purchases for my apartment and some suits for work. I make $75,000 a year annually in salary (started making that high of a salary last year) and normally should receive about 10-15% bonus each year, but because of the bad economy, I am only expected to get about 4%. I do have high balances on my credit cards, but I have never defaulted or most importantly never been a day late on any credit card payments which spans about 12 years. I am very responsible when it comes to paying my debts as you can see by my credit history, just need to lower rates and get a little ahead of the game in the next couple of years in order to pay this debt down. I live in an apartment in my parents house and only pay about $300 a month to help them cover some of the costs associated with the apartment. Please let me know if you have any further questions. Thanks. Kind Regards, George Moulinos

A credit bureau reported the following information about this borrower member on April 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$36,462.00	Public Records On File:	0
Revolving Line Utilization:	81.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 393741

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
393741	$15,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 393741. Member loan 393741 was requested on April 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	General Electric	Debt-to-income ratio:	15.49%
Length of employment:	2 years 9 months	Location:	Waukesha, WI

Home town:	Chicago
Current & past employers:	General Electric
Education:	University of Illinois at Chicago

This borrower member posted the following loan description, which has not been verified:

I need this lump sum to break my lease, pay for moving expenses for household items and 2 cars, and also pay deposit for new apt in the NY area and settle down. I have the ability to repay the loan and i will continue to work from my new location; my company has an office there. There is no relocation expenses coverage from my company because they are doing me a favor; my wife is going to Dental school and we are relocating because of that. I need the lump sum because i had to pay lump sum to keep her space, before her student loan comes through (in the next couple of months.

A credit bureau reported the following information about this borrower member on April 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2002	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	45
Revolving Credit Balance:	$7,151.00	Public Records On File:	0
Revolving Line Utilization:	45.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 393748

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
393748	$20,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 393748. Member loan 393748 was requested on April 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,250 / month
Current employer:	Golden Touch Imports, Inc.	Debt-to-income ratio:	1.88%
Length of employment:	10 months	Location:	Rego Park, NY

Home town:	New York
Current & past employers:	Golden Touch Imports, Inc., Marine Corps
Education:	Saint Johns University

This borrower member posted the following loan description, which has not been verified:

I am looking to pay off ALL of my outstanding debt at once and have only one monthly payment to worry about. I have an excellent credit history with a credit score in the mid 700's. I also have great job security at a time where that is hard to come by. I am always on time with my payments and try to always pay more than the minimum payment required. I currently can afford up to an $800/mo. payment based on my budget but I am looking to keep the payment around $500-$600 to allow me to save at the same time. My goal is to be completely debt free within the next 3-4 years. Your help with this would be greatly appreciated. Thank you.

A credit bureau reported the following information about this borrower member on April 14, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,601.00	Public Records On File:	0
Revolving Line Utilization:	23.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 393791

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
393791	$18,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 393791. Member loan 393791 was requested on April 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,000 / month
Current employer:	Law Office	Debt-to-income ratio:	11.67%
Length of employment:	1 year 10 months	Location:	Elk Grove, CA

Home town:
Current & past employers:	Law Office, United States Army
Education:	Universtiy of California Berkeley

This borrower member posted the following loan description, which has not been verified:

I am seeking a loan to finance my daughter's school tuition for the 2009-2010 school year. I have had credit for more than 25 years and have never had one late payment.

A credit bureau reported the following information about this borrower member on April 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1986	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,191.00	Public Records On File:	0
Revolving Line Utilization:	61.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 393839

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
393839	$6,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 393839. Member loan 393839 was requested on April 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,250 / month
Current employer:	Pittsburgh Mercy Health System	Debt-to-income ratio:	6.65%
Length of employment:	1 year 10 months	Location:	Pittsburgh, PA

Home town:	Pittsburgh
Current & past employers:	Pittsburgh Mercy Health System, Coalition for Christian Outreach
Education:	Grove City College

This borrower member posted the following loan description, which has not been verified:

I'm fed up with my credit card debt and looking to consolidate at a better interest rate.

A credit bureau reported the following information about this borrower member on April 15, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,487.00	Public Records On File:	0
Revolving Line Utilization:	11.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 393840

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
393840	$3,500	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 393840. Member loan 393840 was requested on April 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	self employed	Debt-to-income ratio:	17.49%
Length of employment:	8 years	Location:	NEW MILFORD, CT

Home town:	New Milford
Current & past employers:	self employed
Education:

This borrower member posted the following loan description, which has not been verified:

This is to retain a lawyer for my custody/divorce case.

A credit bureau reported the following information about this borrower member on April 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$507.00	Public Records On File:	0
Revolving Line Utilization:	18.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 393847

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
393847	$8,500	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 393847. Member loan 393847 was requested on April 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	M and T Bank	Debt-to-income ratio:	17.04%
Length of employment:	6 months	Location:	LIVERPOOL, NY

Home town:	New York City
Current & past employers:	M and T Bank, HSBC, Bank of America Corp.
Education:	SUNY Oswego, University of Phoenix-Online Campus

This borrower member posted the following loan description, which has not been verified:

Looking to consolidate credit debt in which the lender is raising the rate due to borrowing TARP funds. The account will subsequently be closed, so no additional debt will be accrued. I have never had a late pay and have been financially responsible. The intent is to minimize expenses and payoff the account.

A credit bureau reported the following information about this borrower member on April 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,439.00	Public Records On File:	0
Revolving Line Utilization:	32.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 393852

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
393852	$9,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 393852. Member loan 393852 was requested on April 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$8,228 / month
Current employer:	self	Debt-to-income ratio:	8.12%
Length of employment:	18 years	Location:	NASHUA, NH

Home town:	Athol
Current & past employers:	self, Town of Athol
Education:	Fisher college Boston MA

This borrower member posted the following loan description, which has not been verified:

Due to hight cost of gasoline vehicle will be used for commuting purposes and to save wear and tear and help enviroment by using truck only when necessary

A credit bureau reported the following information about this borrower member on April 15, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$36,192.00	Public Records On File:	0
Revolving Line Utilization:	84.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 393855

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
393855	$20,000	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 393855. Member loan 393855 was requested on April 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,500 / month
Current employer:	self	Debt-to-income ratio:	8.49%
Length of employment:	2 months	Location:	APOPKA, FL

Home town:	WASHINGTON,D.C.
Current & past employers:	self, SOUTHERN EXPRESS LUBES
Education:	U.S.ARMY

This borrower member posted the following loan description, which has not been verified:

HOME IMPROVEMENT LOAN NEEDED FOR SOLAR POWERE INSTALATIONS.

A credit bureau reported the following information about this borrower member on April 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2004	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,124.00	Public Records On File:	0
Revolving Line Utilization:	53.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 393862

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
393862	$10,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 393862. Member loan 393862 was requested on April 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Self-Employed	Debt-to-income ratio:	14.20%
Length of employment:	10 years	Location:	Clovis, CA

Home town:	Fresno
Current & past employers:	Self-Employed
Education:	Fresno Pacific University, California State University-Fresno (CSU Fresno)

This borrower member posted the following loan description, which has not been verified:

I plan to use this money to refinance about $9000+ that I am currently paying 18.99% on and paying for my last semester of school costs (I went back to school for my BA 2-years ago and graduate next month). I have never missed or been late on a payment (the delinquency from 49-months ago was a disputed mistake) and my income is good. For clarification of my ?revolving credit balance,? $95K of that is actually a second mortgage which is amortized at a fixed rate over 15 years. Another $17K is on another card, but at a much more manageable rate of 6.99%. Though my payments are manageable I could really use this loan to gain some momentum in repaying my debt quicker.

A credit bureau reported the following information about this borrower member on April 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	49
Revolving Credit Balance:	$126,402.00	Public Records On File:	0
Revolving Line Utilization:	68.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 393920

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
393920	$20,000	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 393920. Member loan 393920 was requested on April 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,405 / month
Current employer:	armed forces bank	Debt-to-income ratio:	22.46%
Length of employment:	10 years 1 month	Location:	radcliff, KY

Home town:
Current & past employers:	armed forces bank
Education:

This borrower member posted the following loan description, which has not been verified:

It will be used to paid off my credit card debts , also will help to have a lower interes rate at the same time will able to pay off in 3 years. Im a responsible candidate as you can see in my credit report I have never been late or miss a payment in any of my accounts.

A credit bureau reported the following information about this borrower member on April 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	24	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	71	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$66,602.00	Public Records On File:	0
Revolving Line Utilization:	30.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 393922

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
393922	$8,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 393922. Member loan 393922 was requested on April 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,942 / month
Current employer:	sunrise hospital and boulder city hospital	Debt-to-income ratio:	16.13%
Length of employment:	3 months	Location:	HENDERSON, NV

Home town:	Seattle
Current & past employers:	sunrise hospital and boulder city hospital, Desert Springs Hospital
Education:	Community College of Southern Nevada

This borrower member posted the following loan description, which has not been verified:

The money will be used to buy a used 2005 scion tc. The purchase price is 10,500 but I am putting 2,500 towards the price. I am replacing a car to have a lower payment to save money to get married. I currently work two jobs as a nurse at Sunrise Hospital and Boulder City Hospital. Ive been a nurse for 5 years. Thank You

A credit bureau reported the following information about this borrower member on April 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,529.00	Public Records On File:	0
Revolving Line Utilization:	72.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 393964

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
393964	$5,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 393964. Member loan 393964 was requested on April 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,167 / month
Current employer:	United States Postal Service	Debt-to-income ratio:	8.66%
Length of employment:	11 years 6 months	Location:	Provencal, LA

Home town:	Provencal
Current & past employers:	United States Postal Service, United States Navy
Education:

This borrower member posted the following loan description, which has not been verified:

I am requesting a personal loan in the amount of $4000-$5000 to help pay for my wife's courses at Harvard Extension School online. She is working on her Ph.D. in Counseling Psychology and is taking concentration courses from Harvard online to credit toward her degree. The courses are $800 each and she is taking 8-10 courses at this school.

A credit bureau reported the following information about this borrower member on April 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 393966

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
393966	$5,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 393966. Member loan 393966 was requested on April 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,842 / month
Current employer:	Self Employed	Debt-to-income ratio:	0.23%
Length of employment:	4 years 7 months	Location:	Kansas City, MO

Home town:	Kansas City
Current & past employers:	Self Employed, Monte Carlo Resort and Casino Las Vegas, Sam's Town Casino Las Vegas, Station Casino Kansas City
Education:	Kansas City Kansas Community College, Scottsdale Community College, San Diego City College

This borrower member posted the following loan description, which has not been verified:

I have the opportunity to purchase my dream car. A beautiful 1968 Corvette Stingray convertible from a private seller. The purchase price is $26,000. I will be using my own funds to cover the difference. The car needs a little work to restore, but with a bit of elbow grease would sell for twice as much (although I doubt I would sell it). This will be a fun project for me as well as a good investment. I have been self-employed for approximately 5 years in the internet marketing field, and prior to that, a craps dealer in numerous casinos in Las Vegas and Kansas City, off and on for almost 9 years. My credit is impeccable, with a 771 FICO from Transunion and 780 FICO from Equifax. I live very modestly and my only bill is my rent which is $220 month inclusive of all utilities. I live with my sister and her family, by choice, not necessity. I will have an insurance payment of around $150 per month for the car as well. I don't use my credit cards very often, but when I do, I pay them in full every month. Thanks for considering my loan request. Bid with confidence, I pay my bills. :) I will be verifying my income with Lending Club shortly.

A credit bureau reported the following information about this borrower member on April 15, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11.00	Public Records On File:	0
Revolving Line Utilization:	0.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 394012

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394012	$18,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394012. Member loan 394012 was requested on April 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,500 / month
Current employer:	transgroup	Debt-to-income ratio:	9.76%
Length of employment:	8 months	Location:	ORTING, WA

Home town:	Gothenburg
Current & past employers:	transgroup, transgroup
Education:	City University

This borrower member posted the following loan description, which has not been verified:

Need to have a fixed monthly payment

A credit bureau reported the following information about this borrower member on April 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,026.00	Public Records On File:	0
Revolving Line Utilization:	59.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 394068

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394068	$16,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394068. Member loan 394068 was requested on April 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,400 / month
Current employer:	ANDYS ART STONE	Debt-to-income ratio:	13.56%
Length of employment:	4 years 7 months	Location:	GLENDALE, CA

Home town:
Current & past employers:	ANDYS ART STONE
Education:

This borrower member posted the following loan description, which has not been verified:

MY APR ON CREDIT CARD GOT INCREASED TO 27.99% AFTER PAYING ON TIME FOR 4 YEARS!!!!! I DON'T WANT TO PAY BANKS, WOULD RATHER MAKE INTEREST PAYMENT TO THE REAL PEOPLE!!! I WOULD BE ABLE TO PAY OFF THIS LOAN IN 12 MONTH

A credit bureau reported the following information about this borrower member on April 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	26
Revolving Credit Balance:	$275,328.00	Public Records On File:	0
Revolving Line Utilization:	22.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 394116

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394116	$8,500	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394116. Member loan 394116 was requested on April 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,000 / month
Current employer:	Antwerp Diamonds	Debt-to-income ratio:	21.70%
Length of employment:	4 months	Location:	Roswell, GA

Home town:
Current & past employers:	Antwerp Diamonds
Education:	The University of Georgia

This borrower member posted the following loan description, which has not been verified:

I recently graduated college and am looking to refinance my credit card debt at a better rate. I am currently working in the family business so there is no chance of me getting laid off. I am living at home and my parents are paying all of my expenses, so repayment of this loan will not be an issue for me at the current salary I am making.

A credit bureau reported the following information about this borrower member on April 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,925.00	Public Records On File:	0
Revolving Line Utilization:	37.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 394149

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394149	$15,850	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394149. Member loan 394149 was requested on April 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,250 / month
Current employer:	BUTERRFIELD D ELLEN	Debt-to-income ratio:	0.00%
Length of employment:	4 years 3 months	Location:	TARZANA, CA

Home town:
Current & past employers:	BUTERRFIELD D ELLEN
Education:

This borrower member posted the following loan description, which has not been verified:

I HAVE AN OFFER TO PURCHASE BMW 525 - YEAR 2007 FOR 21,000.00$, THIS IS A GREAT BUY, AND I WILL BE ABLE TO PAY BACK 10K IN 12-24 MONTH. I WOULD LOVE TO PAY INTEREST TO THE GREAT PEOPLE RATHER THEN TO A BANK.

A credit bureau reported the following information about this borrower member on April 15, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$45.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 394173

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394173	$3,500	20.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394173. Member loan 394173 was requested on April 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$4,167 / month
Current employer:	Tint World	Debt-to-income ratio:	15.65%
Length of employment:	1 year 6 months	Location:	Plantation, FL

Home town:	Plantation
Current & past employers:	Tint World
Education:	Florida Atlantic University

This borrower member posted the following loan description, which has not been verified:

Hi, I'm Matthew. I am 21 years old and I recently graduated with a bachelors degree. I am currently interested in purchasing a condo for myself and having it for long term investment. I think it is crucial for me right now to start thinking about life down the line instead of waiting. I have my eyes on a really inexpensive unit that is $50k but I would need some money towards a 20% down payment and making some improvements. Thanks Matt

A credit bureau reported the following information about this borrower member on April 16, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2007	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$390.00	Public Records On File:	0
Revolving Line Utilization:	26.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 394205

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394205	$21,600	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394205. Member loan 394205 was requested on April 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	nypd	Debt-to-income ratio:	14.53%
Length of employment:	2 years	Location:	staten island, NY

Home town:	staten island
Current & past employers:	nypd, lexus nexis
Education:	Pace University-New York

This borrower member posted the following loan description, which has not been verified:

looking to consolidate my debt into one payment

A credit bureau reported the following information about this borrower member on April 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,795.00	Public Records On File:	0
Revolving Line Utilization:	75.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 394246

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394246	$7,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394246. Member loan 394246 was requested on April 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,167 / month
Current employer:	Keller Williams	Debt-to-income ratio:	13.18%
Length of employment:	4 years	Location:	Colorado Springs, CO

Home town:	Port Arthur
Current & past employers:	Keller Williams, US Air Force
Education:	Tulane University of Louisiana

This borrower member posted the following loan description, which has not been verified:

Hello, I'm a Realtor in Colorado Springs that has a steady pipeline of business for the next several months and need a small loan to pay my Assistants and Business Expenses for the next 30 days. Right now I have 3 closings Scheduled for May 14th through the end of the month totaling over $30,000 in commissions. I also have several listings as well as military buyers coming into town throughout the summer. Unfortunately, real estate is not an instant-gratification business and I cannot accelerate these closings. About Me: I was an Air Force Officer for over 9 years and have an exceptional payment history. I left the military to start my own business and have been with Keller Williams for the last 4 years. In 2009 I totaled over $110,000 income.

A credit bureau reported the following information about this borrower member on April 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	27
Revolving Credit Balance:	$29,320.00	Public Records On File:	0
Revolving Line Utilization:	91.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 394254

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394254	$10,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394254. Member loan 394254 was requested on April 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Seattle Lighting	Debt-to-income ratio:	9.53%
Length of employment:	5 years 7 months	Location:	Seattle, WA

Home town:	Green Brook
Current & past employers:	Seattle Lighting, House of Lights
Education:	Raritan Valley Community College

This borrower member posted the following loan description, which has not been verified:

I'm using the loan to consolidate my credit card bills to one monthly payment. I always pay my bills on time and I have good credit.

A credit bureau reported the following information about this borrower member on April 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	59
Revolving Credit Balance:	$9,985.00	Public Records On File:	0
Revolving Line Utilization:	52.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 394281

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394281	$13,500	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394281. Member loan 394281 was requested on April 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$15,000 / month
Current employer:	LI Server Solutions	Debt-to-income ratio:	8.92%
Length of employment:	6 years	Location:	kings park, NY

Home town:	Jamaica
Current & past employers:	LI Server Solutions, LICC
Education:	St Johns College

This borrower member posted the following loan description, which has not been verified:

We currently run an IT consulting company out of a small office. Thankfully, our company is expanding. The company is growing rapidly and we have reached the point where we need to acquire additional office space. Rather than renting, we would like to take advantage of the sluggish real estate market and purchase space ( it will only cost us 11% more for us to own). We are currently looking at a 300k mortgage, the seller wants 75k down. In a strong real estate market, this property should go for 600k. Although the economy in general is suffering on a national level, our company has continued to grow steadily since 2003, even during this recession and we fully anticipate the repayment of any money we receive to be prompt. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on April 15, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1989	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	26	Months Since Last Delinquency:	5
Revolving Credit Balance:	$4,402.00	Public Records On File:	0
Revolving Line Utilization:	12.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 394291

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394291	$3,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394291. Member loan 394291 was requested on April 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,680 / month
Current employer:	Black and Veatch	Debt-to-income ratio:	19.85%
Length of employment:	6 months	Location:	SEAL BEACH, CA

Home town:	milan
Current & past employers:	Black and Veatch, parsons
Education:	Plymouth State University

This borrower member posted the following loan description, which has not been verified:

To purchase computer & pay bills

A credit bureau reported the following information about this borrower member on April 15, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	37
Revolving Credit Balance:	$15,198.00	Public Records On File:	0
Revolving Line Utilization:	84.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 394295

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394295	$15,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394295. Member loan 394295 was requested on April 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	Downey welding	Debt-to-income ratio:	12.57%
Length of employment:	15 years	Location:	SOUTH GATE, CA

Home town:	Guadalajara
Current & past employers:	Downey welding
Education:

This borrower member posted the following loan description, which has not been verified:

The loan will be used to purchase a reliable car for my son.

A credit bureau reported the following information about this borrower member on April 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1986	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	47
Revolving Credit Balance:	$10.00	Public Records On File:	0
Revolving Line Utilization:	0.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 394329

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394329	$25,000	16.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394329. Member loan 394329 was requested on April 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,000 / month
Current employer:	Verizon Communications	Debt-to-income ratio:	18.46%
Length of employment:	12 years 7 months	Location:	aberdeen, NJ

Home town:	queens
Current & past employers:	Verizon Communications, nyra
Education:	st.john's u., u of phoenix

This borrower member posted the following loan description, which has not been verified:

I will use the loan to consolidate debt into one lower rate payment. I am reliable because I have held a good secure job for 13 years increasing my salary every year. I am well regarded within my industry and among my peers. I am requesting the loan because paying off my credit cards individually only gets rid of some of the interest. By consolidating I can reduce more of the principle to eventually reach my goal of becoming debt free.

A credit bureau reported the following information about this borrower member on April 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1977	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	39
Revolving Credit Balance:	$39,502.00	Public Records On File:	0
Revolving Line Utilization:	87.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 394333

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394333	$15,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394333. Member loan 394333 was requested on April 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	The Regus Group	Debt-to-income ratio:	14.99%
Length of employment:	1 year 6 months	Location:	BELLEVUE, WA

Home town:	Dallas
Current & past employers:	The Regus Group, Pizza Hut/Yum Brands
Education:	University of North Texas

This borrower member posted the following loan description, which has not been verified:

Seems like I'll be paying off these credit cards forever - after the monthly fee I'm only paying a tiny amount towards the principle. I'd like this loan to pay off those credit cards and have one payment that I can get paid off much sooner.

A credit bureau reported the following information about this borrower member on April 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1991	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	50
Revolving Credit Balance:	$9,483.00	Public Records On File:	0
Revolving Line Utilization:	57.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 394336

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394336	$24,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394336. Member loan 394336 was requested on April 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	Army	Debt-to-income ratio:	22.50%
Length of employment:	12 years	Location:	Honolulu, HI

Home town:	Columbus
Current & past employers:	Army
Education:	Central Texas College

This borrower member posted the following loan description, which has not been verified:

Military member about to go to a new assignment so i want to get the loan to pay off my bills in order to have one payment

A credit bureau reported the following information about this borrower member on April 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	66
Revolving Credit Balance:	$16,320.00	Public Records On File:	0
Revolving Line Utilization:	83.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 394342

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394342	$9,500	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394342. Member loan 394342 was requested on April 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Dell Inc	Debt-to-income ratio:	9.16%
Length of employment:	5 years 6 months	Location:	Austin, TX

Home town:	Austin
Current & past employers:	Dell Inc
Education:	Texas State University-San Marcos

This borrower member posted the following loan description, which has not been verified:

I will use the money to pay for in-vitro fertilization.

A credit bureau reported the following information about this borrower member on April 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1989	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,962.00	Public Records On File:	0
Revolving Line Utilization:	66.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 394381

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394381	$9,000	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394381. Member loan 394381 was requested on April 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,025 / month
Current employer:	Small World Preschool	Debt-to-income ratio:	0.93%
Length of employment:	8 months	Location:	GRANADA HILLS, CA

Home town:	Los Angeles
Current & past employers:	Small World Preschool, YoYo Education Center, United States Air Force
Education:	United States Air Force Academy (USAFA), Los Angeles Pierce College

This borrower member posted the following loan description, which has not been verified:

I have a good credit score, but the only reason it is not excellent is because of a relatively short credit history. I plan to use the loan to pay the balance of my debt to my friend for an automobile. The purpose of this loan is two-fold; I am fully capable of paying the loan and would like it on my history in order to improve my credit further. I would also like the loan because I would rather pay a neutral, non-personal third party than being in debt to a friend.

A credit bureau reported the following information about this borrower member on April 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,410.00	Public Records On File:	0
Revolving Line Utilization:	67.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 394383

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394383	$7,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394383. Member loan 394383 was requested on April 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,917 / month
Current employer:	Tamco Steel	Debt-to-income ratio:	6.19%
Length of employment:	10 years 8 months	Location:	Bloomington, CA

Home town:	San Francisco
Current & past employers:	Tamco Steel
Education:

This borrower member posted the following loan description, which has not been verified:

--Please note: I am now only looking for what rates I will be offered. I have left my checking account number information blank because I feel it is odd that this may be asked for at the pre-approval level. When/if I do get approved and accept the terms, I will provide my checking account number. I would like to use this money to refinance 6 credit cards that I have that have interest rates ranging from 21.00 to 24.99 percent. My credit score in at a below average level due to the amount of credit that I am using against my credit limits. A FICO score does reflect the type of borrower that I am. Here are some facts about myself: 1. I have been employed continuously at the same company since Aug 1998. 2. I have never been late by more than a few days on my credit card payments for the last 4 years that I have been actively using my credit. This encompases aproxemently 400 to 500 payments. There are 2 exceptions (missed payments) to this. 3. I have been a member of Southland Credit Union and have taken a total of 4 unsecured loans from them totaling over $23,000. Two of them totaling $7000 have been paid off, never late more than 1 week. One for $9000. will be paid off this Aug.

A credit bureau reported the following information about this borrower member on April 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,974.00	Public Records On File:	0
Revolving Line Utilization:	96.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 394415

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394415	$3,200	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394415. Member loan 394415 was requested on April 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,250 / month
Current employer:	Putnam Comm Medical Center	Debt-to-income ratio:	3.82%
Length of employment:	7 months	Location:	Jacksonville, FL

Home town:	New Britain
Current & past employers:	Putnam Comm Medical Center
Education:	Keiser University

This borrower member posted the following loan description, which has not been verified:

I am requesting this loan as a final opportunity for my fianc? and I to complete our wedding planning as stress-free as possible. Receiving this loan would allow us to enjoy this experience and focus on what really matters. I am a reliable and responsible candidate because I have paid and continue to pay all of my expenses in full and on time as shown by my credit report.

A credit bureau reported the following information about this borrower member on April 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,039.00	Public Records On File:	0
Revolving Line Utilization:	28.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 394426

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394426	$12,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394426. Member loan 394426 was requested on April 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Exide Technologies	Debt-to-income ratio:	11.33%
Length of employment:	10 months	Location:	LANCASTER, PA

Home town:	Monroeville
Current & past employers:	Exide Technologies, Carclo Technical Plastics
Education:	Duquesne University

This borrower member posted the following loan description, which has not been verified:

I currently have about $12,000 in credit card debt and have 8 different accounts that I currently owe on. I am currently starting a new family with my soon to be wife and her son and would like to consolidate/refinance my debt to create an easier transition into the joining of our finances.

A credit bureau reported the following information about this borrower member on April 17, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	64
Revolving Credit Balance:	$11,660.00	Public Records On File:	0
Revolving Line Utilization:	67.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 394439

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394439	$8,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394439. Member loan 394439 was requested on April 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,458 / month
Current employer:	HD Supply	Debt-to-income ratio:	17.11%
Length of employment:	6 years 9 months	Location:	Tustin, CA

Home town:	Seattle
Current & past employers:	HD Supply
Education:	ITT Technical Institute

This borrower member posted the following loan description, which has not been verified:

I have a 29.99% interest rate on my primary credit card as well as a high-interest retail store credit card. I'd like to pay those credit cards off, manage my debt with a smaller number of payments and finally achieve some financial breathing room. I already have a plan to get out of debt within 5 years, but with a lower interest rate I'll be able to accomplish being debt-free in a sooner amount of time, allowing me to save for a home, family, and a more secure future.

A credit bureau reported the following information about this borrower member on April 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	75
Revolving Credit Balance:	$7,095.00	Public Records On File:	0
Revolving Line Utilization:	54.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 394458

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394458	$15,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394458. Member loan 394458 was requested on April 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,833 / month
Current employer:	Walgreens	Debt-to-income ratio:	7.31%
Length of employment:	10 years 9 months	Location:	Peoria, AZ

Home town:	Phoenix
Current & past employers:	Walgreens
Education:	Midwestern University-Glendale

This borrower member posted the following loan description, which has not been verified:

My wife and I would like to invest in solar panels for our house. We are purchasing a system that would provide enough power to cover 95% of our energy use. The system cost is $38,483, but our final cost is only $8,613. Our utility company pays 45% of the cost, but we still have to pay $21,293 up front to get the project started. We will do this by combining the loan amount with the money we have saved. The $12,680 difference between the up front and final costs is because we will receive this amount as a refund (tax credit) on our 2009 state and federal income taxes. We will make a large one-time payment on the loan (in addition to the regular monthly payments) in February 2010 for this amount. We are excited to invest in something that not only is good for the planet, but will pay for itself in six years by eliminating what we would've spent on utilities.

A credit bureau reported the following information about this borrower member on April 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,642.00	Public Records On File:	0
Revolving Line Utilization:	30.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 394473

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394473	$18,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394473. Member loan 394473 was requested on April 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$14,833 / month
Current employer:	San Francisco General Hospital	Debt-to-income ratio:	12.46%
Length of employment:	19 years	Location:	San Francisco, CA

Home town:	West Palm Beach
Current & past employers:	San Francisco General Hospital
Education:	University of California-San Francisco (UCSF), University of Arizona, Palm Beach Community College

This borrower member posted the following loan description, which has not been verified:

To supplement educational expenses for the doctoral program.

A credit bureau reported the following information about this borrower member on April 16, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1990	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$33,011.00	Public Records On File:	0
Revolving Line Utilization:	44.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 394474

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394474	$15,250	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394474. Member loan 394474 was requested on April 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,917 / month
Current employer:	Monfore	Debt-to-income ratio:	19.85%
Length of employment:	3 years	Location:	Aliso Viejo, CA

Home town:	Los Angeles/Anaheim
Current & past employers:	Monfore, International Aerotech, First State Mortgage
Education:	Concorde Career Institute

This borrower member posted the following loan description, which has not been verified:

I will use this money to pay off my credit cards and save money on interest rates. I think having one payment a month is the smarter, most cost effective way to go, especially in this economy. I believe I am a good, reliable candidate for this loan because I am very responsible in paying my debts on time and take my good credit very seriously. I hope you will seriously consider my request and check my payment history. Sincerely, Robin Monfore

A credit bureau reported the following information about this borrower member on April 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1988	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	24
Revolving Credit Balance:	$12,457.00	Public Records On File:	0
Revolving Line Utilization:	60.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 394495

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394495	$1,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394495. Member loan 394495 was requested on April 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	All Rentls Network Inc	Debt-to-income ratio:	9.26%
Length of employment:	1 year 11 months	Location:	Chico, CA

Home town:	Sebastopol
Current & past employers:	All Rentls Network Inc
Education:	California State University-Chico (CSU Chico)

This borrower member posted the following loan description, which has not been verified:

My friend has a $2000 Kona mountain bike that he is willing to sell me for $1000. It has brand new shocks and rides great. The summer is coming and I really want to get a new mountain bike to stay in shape and have some fun. There is an awesome park just minutes from my house and I barely get to use it because my current bike is a cheapo bike that I got a few years ago. Thank you for your consideration!

A credit bureau reported the following information about this borrower member on April 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,106.00	Public Records On File:	0
Revolving Line Utilization:	31.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 394523

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394523	$5,600	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394523. Member loan 394523 was requested on April 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Gilbert Public Schools	Debt-to-income ratio:	13.31%
Length of employment:	4 years	Location:	Queen Creek, AZ

Home town:	Valparaiso
Current & past employers:	Gilbert Public Schools, Chicago Public Schools, Grand Canyon University
Education:	DePaul University, Northwestern University

This borrower member posted the following loan description, which has not been verified:

I am a high school principal and my fiancee is a surgical technician. We both have excellent credit, and simply need the small loan to help us pay cover our wedding costs in the short-term. the money will be used for reception, ceremony, and a modest honeymoon. My fiancee is currently doing an internship to a higher-paying job, so we don't have the second income until Fall 2009 when we can easily repay this loan within two to three years. I am also an online college professor, so I have a steady, reliable income. We are seeking $5600 to assist us in this endeavor.

A credit bureau reported the following information about this borrower member on April 16, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 394538

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394538	$15,850	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394538. Member loan 394538 was requested on April 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	LUCKY ONE ENTERPRISES	Debt-to-income ratio:	10.57%
Length of employment:	2 years 3 months	Location:	WOODLAND HILLS, CA

Home town:
Current & past employers:	LUCKY ONE ENTERPRISES
Education:

This borrower member posted the following loan description, which has not been verified:

Hello my name is Janna Kroo I have very big % on my current car loan. I would love to borrow money with lower % from great people rather than from the bank and pay off the car. I have stable job and I will more than happy to pay to good people.I really want to pay off my car but the bank I'm with now takes more the half of the monthly payment for interest. I would really appreciate your help on this.

A credit bureau reported the following information about this borrower member on April 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$788.00	Public Records On File:	0
Revolving Line Utilization:	0.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 394696

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394696	$12,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394696. Member loan 394696 was requested on April 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	U.S. Coast Guard	Debt-to-income ratio:	17.32%
Length of employment:	11 years 3 months	Location:	Clearwater, FL

Home town:	Pittsburgh
Current & past employers:	U.S. Coast Guard
Education:	Thomas Edison State College

This borrower member posted the following loan description, which has not been verified:

My wife and I need to consolidate a few credit cards to a lower interest rate. We have good credit, and always pay bills on time. We are just looking for a break on the interest we are paying. We are responsible people and could use your help, thank you.

A credit bureau reported the following information about this borrower member on April 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,817.00	Public Records On File:	0
Revolving Line Utilization:	61.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 394733

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394733	$16,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394733. Member loan 394733 was requested on April 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,083 / month
Current employer:	Ch Premier	Debt-to-income ratio:	11.29%
Length of employment:	7 years 10 months	Location:	Fremont, CA

Home town:	China
Current & past employers:	Ch Premier
Education:	CUNY City College

This borrower member posted the following loan description, which has not been verified:

Hi, my plan is to consolidate my higher rate revolving credit card into 36 months closed-end loan, and pay off the rest credit card debt in next 12 months with my saving and budgeting. I have most of my accounts for at least 5-10 years with the perfect payment histories. My current job is almost 8 years. Hopefully with this community's help, I can achieve my goal much faster. Thanks and happy investing!!!

A credit bureau reported the following information about this borrower member on April 16, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	74
Revolving Credit Balance:	$33,095.00	Public Records On File:	0
Revolving Line Utilization:	82.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 394765

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394765	$12,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394765. Member loan 394765 was requested on April 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	st louis orthodontic group	Debt-to-income ratio:	12.82%
Length of employment:	2 years 9 months	Location:	HIGH RIDGE, MO

Home town:	High Ridge
Current & past employers:	st louis orthodontic group
Education:	st louis community college

This borrower member posted the following loan description, which has not been verified:

paying off high intrest credit cards.

A credit bureau reported the following information about this borrower member on April 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,801.00	Public Records On File:	0
Revolving Line Utilization:	59.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 394768

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394768	$9,800	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394768. Member loan 394768 was requested on April 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,917 / month
Current employer:	The Bailey Company	Debt-to-income ratio:	10.48%
Length of employment:	2 years	Location:	Littleton, CO

Home town:	Oklahoma City
Current & past employers:	The Bailey Company
Education:	University of Oklahoma Norman Campus

This borrower member posted the following loan description, which has not been verified:

Loan to consolidate/pay off credit card debt. Excellent DTI and payment history. 767 mid credit score. Stable employment. Currently have 65% of credit available, paying off the credit cards and turning them into an installment loan will raise my credit score above 780 and of course force me to pay the balance off in a maximum of 3 years.

A credit bureau reported the following information about this borrower member on April 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1991	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,630.00	Public Records On File:	1
Revolving Line Utilization:	36.60%	Months Since Last Record:	88
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 394780

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394780	$2,800	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394780. Member loan 394780 was requested on April 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Bay Side Oral Surgery	Debt-to-income ratio:	6.39%
Length of employment:	1 year	Location:	Novato, CA

Home town:	Modesto
Current & past employers:	Bay Side Oral Surgery
Education:	Sonoma State University

This borrower member posted the following loan description, which has not been verified:

Need 3,000 to put a down payment for a car.

A credit bureau reported the following information about this borrower member on April 16, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,084.00	Public Records On File:	0
Revolving Line Utilization:	1.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 394797

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394797	$7,200	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394797. Member loan 394797 was requested on April 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,583 / month
Current employer:	Arcadis	Debt-to-income ratio:	13.62%
Length of employment:	1 year 2 months	Location:	PITTSBURGH, PA

Home town:	Carbondale
Current & past employers:	Arcadis, Roice Construction & Maintenence
Education:	Clarion University of Pennsylvania, CCAC

This borrower member posted the following loan description, which has not been verified:

Need some money for a personal purchase. I have good credit and always pay my debts.

A credit bureau reported the following information about this borrower member on April 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	74
Revolving Credit Balance:	$1,621.00	Public Records On File:	0
Revolving Line Utilization:	40.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 394840

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394840	$20,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394840. Member loan 394840 was requested on April 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Self Employed	Debt-to-income ratio:	1.62%
Length of employment:	15 years	Location:	Sunnyside, NY

Home town:	Panama City
Current & past employers:	Self Employed, PS450 Bar/ Restaurant, Vig Bar, Employees Only Bar/ Restaurant, Opal Bar/ Restaurant, The Volstead
Education:	Florida International University, Johnson & Wales University-Florida Campus

This borrower member posted the following loan description, which has not been verified:

I've been offered an opportunity to invest in a bar/restaurant in the trendy Tribeca area of New York City. The initial investment calls for $40,000. I have 20,000 from my savings but require an additional 20,000 for a larger percentage of the business( 8.639%). The current investment package being offered to me allocates 50% of the initial investment provided by said investor is paid back within 12 months and then said investor's percentage quarterly there after. The partners involved have opened several other successful bar/ restaurants and I'm confident in their abilities to perform as I have worked for them for the past ten years.

A credit bureau reported the following information about this borrower member on April 17, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1984	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,391.00	Public Records On File:	0
Revolving Line Utilization:	6.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 394873

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394873	$6,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394873. Member loan 394873 was requested on April 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	RBC Wealth Management	Debt-to-income ratio:	7.75%
Length of employment:	5 years 3 months	Location:	Minneapolis, MN

Home town:
Current & past employers:	RBC Wealth Management
Education:	Augsburg College

This borrower member posted the following loan description, which has not been verified:

Please let me know if you have any questions.

A credit bureau reported the following information about this borrower member on April 17, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,454.00	Public Records On File:	0
Revolving Line Utilization:	29.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 394882

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394882	$3,500	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394882. Member loan 394882 was requested on April 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,667 / month
Current employer:	VA Medical Center	Debt-to-income ratio:	17.82%
Length of employment:	18 years	Location:	WACO, TX

Home town:	Waco
Current & past employers:	VA Medical Center
Education:	University of Mary Hardin-Baylor

This borrower member posted the following loan description, which has not been verified:

My wife and I are working on trying to adopt 2 children. We have 1 boy age 6 and have tried having another but been through 2 miscarriages. We've begun going through the process of looking to adopt a brother and sister sibling group. I was looking into a way that my wife could work from home and started looking into jewelry beads and finished sets. She enjoys making jewelry from time to time as a hobby so she and I talked about it and decided that this would be a good fit for her. I ordered $800 of finished jewelry out of India and searched for the best deal I could find for loose beads and found a manufacturer in China to do business with. I went through the website and found a little over $2000 of supplies. I have a revolving personal line of credit with Bank of America for $35000, well I did, and when I called to have $3500 from that added to my account, they lowered my credit line even though I've never been late on a payment, never missed a payment, excellent credit, but I have too much credit. I pay more than the minimum on this account each month. I would just like to get these supplies so I can get this business going.

A credit bureau reported the following information about this borrower member on April 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1990	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$53,059.00	Public Records On File:	0
Revolving Line Utilization:	89.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 394930

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394930	$14,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394930. Member loan 394930 was requested on April 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,833 / month
Current employer:	Dupont	Debt-to-income ratio:	8.72%
Length of employment:	4 years 3 months	Location:	Logan, UT

Home town:
Current & past employers:	Dupont, Mystic Comics
Education:	Utah State University

This borrower member posted the following loan description, which has not been verified:

During my years in management at a local comic book and collectibles retailer, I had the opportunity to become familiar with the inner workings and day to day operations of that business, as well as the profit potential of the industry. Current interest in comic book related movies and merchandise is extremely high and increased global demand is made accessible through Internet sales. Comic books and related merchandise have shifted to a more mainstream market segment, illustrated by the success of recent Hollywood productions. The industry now captures a larger portion of retailer spending and has cross-generational appeal. Amongst comic book retailers, undercapitalization is the biggest problem. Storeowners tend to neglect business opportunities to serve personal hobbyist interest. In doing so, they don't capitalize on high profit margins and neglect opportunity for growth. I have used my own personal funds for leasehold improvements, marketing, and other startup costs. This requested loan would be used toward the acquisition of startup inventory that is offered at a steep one-time discount for initial high volume orders.

A credit bureau reported the following information about this borrower member on April 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	63
Revolving Credit Balance:	$6,383.00	Public Records On File:	0
Revolving Line Utilization:	48.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 394941

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394941	$12,800	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394941. Member loan 394941 was requested on April 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	Rixiform Inc	Debt-to-income ratio:	11.41%
Length of employment:	2 years 7 months	Location:	Albany, CA

Home town:
Current & past employers:	Rixiform Inc, Digidesign
Education:	Hampshire College

This borrower member posted the following loan description, which has not been verified:

Reorganizing debt for lower interest.

A credit bureau reported the following information about this borrower member on April 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1992	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,887.00	Public Records On File:	0
Revolving Line Utilization:	50.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 394956

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394956	$6,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394956. Member loan 394956 was requested on April 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	TradeStation Securities	Debt-to-income ratio:	7.94%
Length of employment:	11 months	Location:	Pompano Beach, FL

Home town:	Los Angeles
Current & past employers:	TradeStation Securities
Education:	Embry Riddle Aeronautical University at Daytona Beach

This borrower member posted the following loan description, which has not been verified:

This is for a home down payment. I already have $15,700 saved, and my goal is $25,000 by the end of may. I earn roughly $6000 per month. There is no doubt in my mind i can handle this loan responsibly.

A credit bureau reported the following information about this borrower member on April 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$383.00	Public Records On File:	0
Revolving Line Utilization:	5.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 394959

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394959	$18,000	17.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394959. Member loan 394959 was requested on April 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,983 / month
Current employer:	Office Max	Debt-to-income ratio:	21.15%
Length of employment:	9 years 5 months	Location:	Centennial, CO

Home town:	Aurora
Current & past employers:	Office Max
Education:	Hastings College, Colorado State University (CSU)

This borrower member posted the following loan description, which has not been verified:

Hi my name is Kyle Decker and I am applying for this loan to help consolidate my debt and help me plan my family's future. I am currently paying off debt on four different cards that I had to use when I came across a huge string of bad luck with medical issues and my car needed major work. I pay the minimum monthly payments on each card and I cant ever seem to get ahead. The total of all the minimum payments of all my cards is the same amount as the monthly payment that i received. By receiving this loan i can use it to get out of debt and help my family save money so we can buy our first home. I can put away so much more in savings by consolidating these and really help us on our way. I would just like to say thank you for your time and consideration today in reviewing this loan process and look forward to hearing from you soon,

A credit bureau reported the following information about this borrower member on April 17, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	41
Revolving Credit Balance:	$10,034.00	Public Records On File:	0
Revolving Line Utilization:	63.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 395020

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395020	$20,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395020. Member loan 395020 was requested on April 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,850 / month
Current employer:	Forida Flex Ink International Dist.	Debt-to-income ratio:	0.44%
Length of employment:	18 years	Location:	Miami Beach, FL

Home town:	Columbia
Current & past employers:	Forida Flex Ink International Dist.
Education:

This borrower member posted the following loan description, which has not been verified:

I need the money to buy an inkcartridge refill machine, I will be refilling cartriges for a vast clientele who can't get the service done in my area, currently my company(where i work) is covering a very specific segment of the market, only corporate. I have the authorization to expand with an additional equipment to cover retail and small businesses. sales are good nad revenue isexpected to increase due to the current situatiin where clients go for an alternative to new. I am

A credit bureau reported the following information about this borrower member on April 17, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$236.00	Public Records On File:	0
Revolving Line Utilization:	1.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 395025

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395025	$20,000	17.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395025. Member loan 395025 was requested on April 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,500 / month
Current employer:	Clear Channel Communications	Debt-to-income ratio:	22.80%
Length of employment:	6 months	Location:	Rancho Cucamonga, CA

Home town:
Current & past employers:	Clear Channel Communications
Education:

This borrower member posted the following loan description, which has not been verified:

I am in need of a loan to consolidate a mound of debt from high interest rate credit cards. I want to pay all of them off ASAP so I can move on with my life. I am not a late payer, I always make my payments on time. I am currently going back to school for my teaching credential and will be done in one year. I receive a healthy income from spousal and child support, which is how I pay all my living expenses. I also hold a part time job and have 2 young children. Monthly Income- $5500 Housing Expenses- $2500 Car loan, student loans- $500 Misc (insurance, medical, basic living) - $1000 Credit Card payments - about $900 (to be consolidated)

A credit bureau reported the following information about this borrower member on April 17, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1993	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,512.00	Public Records On File:	0
Revolving Line Utilization:	93.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 395046

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395046	$20,000	17.90%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395046. Member loan 395046 was requested on April 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,800 / month
Current employer:	ACCOUNTING INTERNATIONAL CORP.	Debt-to-income ratio:	15.94%
Length of employment:	3 years	Location:	MIAMI, FL

Home town:	Miami
Current & past employers:	ACCOUNTING INTERNATIONAL CORP.
Education:

This borrower member posted the following loan description, which has not been verified:

the downpayment for my new office. Buying an office to base my new accounting office. $50,000 is the initial investment to complete the downpayment I need $20,000.

A credit bureau reported the following information about this borrower member on April 17, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2005	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,051.00	Public Records On File:	0
Revolving Line Utilization:	40.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 395069

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395069	$24,000	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395069. Member loan 395069 was requested on April 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,250 / month
Current employer:	self employed	Debt-to-income ratio:	3.98%
Length of employment:	20 years	Location:	WARRENSBURG, MO

Home town:	St. Louis
Current & past employers:	self employed, Self Employed Financial Analyst
Education:	St. Louis College of Pharmacy

This borrower member posted the following loan description, which has not been verified:

I would use the money to expand my business. Update office equiptment, and advertising for new customers.

A credit bureau reported the following information about this borrower member on April 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2004	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,427.00	Public Records On File:	0
Revolving Line Utilization:	25.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 395093

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395093	$1,200	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395093. Member loan 395093 was requested on April 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,525 / month
Current employer:	n/a	Debt-to-income ratio:	2.56%
Length of employment:	n/a	Location:	Danvers, MA

Home town:	Salem
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

I'm trying to establish a good credit score. I plan on using the money to pay off some credit card debit which is low. I pay all my bills on time, the same with rent. I also plan on buying my girlfriend an engagement ring, if possible.

A credit bureau reported the following information about this borrower member on April 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2005	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,716.00	Public Records On File:	0
Revolving Line Utilization:	71.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 395097

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395097	$2,500	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395097. Member loan 395097 was requested on April 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,150 / month
Current employer:	D and L Taxi	Debt-to-income ratio:	14.93%
Length of employment:	10 years 11 months	Location:	Cape Canaveral, FL

Home town:	Peru,
Current & past employers:	D and L Taxi, Ti
Education:	Brevard Community College

This borrower member posted the following loan description, which has not been verified:

Need to get dentures

A credit bureau reported the following information about this borrower member on April 17, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,838.00	Public Records On File:	0
Revolving Line Utilization:	73.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 395101

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395101	$22,800	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395101. Member loan 395101 was requested on April 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$31,750 / month
Current employer:	Adaptivity	Debt-to-income ratio:	11.17%
Length of employment:	1 year 3 months	Location:	Charlotte, SC

Home town:	Saint John, New Brunswick
Current & past employers:	Adaptivity, Wachovia Corporate Investment Bank, DataSynapse
Education:	University of New Brunswick

This borrower member posted the following loan description, which has not been verified:

Hello Folks Our family appreciates your consideration. One of our rental properties needed renovations after 7 years of a tenet. We used our credit card at 29% rate to finance the improvements. We had to leverage the credit card instead of an equity line since property values dropped. We have a surplus monthly income from the rental that will allow us to pay off the loan over time. We would like to reduce our rate to accelerate the time to pay off.

A credit bureau reported the following information about this borrower member on April 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	56	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$158,010.00	Public Records On File:	0
Revolving Line Utilization:	63.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 395123

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395123	$5,000	18.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395123. Member loan 395123 was requested on April 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,200 / month
Current employer:	Virgin Media	Debt-to-income ratio:	4.17%
Length of employment:	6 months	Location:	brooklyn, NY

Home town:	Freehold
Current & past employers:	Virgin Media, Dollar General, Bernardsville Stone Tavern
Education:	The Art Institute of New York City, Franklin Pierce College

This borrower member posted the following loan description, which has not been verified:

I have recently been re-admitted to Franklin Pierce University, in New Hampshire. I'm so excited to be going back to school, but I no longer have a car since I've been living in NYC. It is my intention to work as hard as I can in both my studies and in whatever employment I find in order to pay back any prospective loans. I need a car in order to get to school. It is also a very isolated campus and I would need a car in order to get into town for work and necessities. I would use my $20,000 loan to purchase a good, reliable new or used car from a dealership. If I were to find a car that cost less than the total loan amount I would use it towards my car insurance.

A credit bureau reported the following information about this borrower member on April 17, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2005	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	14	Months Since Last Delinquency:	23
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	n/a	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 395141

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395141	$10,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395141. Member loan 395141 was requested on April 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	Enterprise Rent-a-Car	Debt-to-income ratio:	24.41%
Length of employment:	4 months	Location:	North Syracuse, NY

Home town:	Endwell
Current & past employers:	Enterprise Rent-a-Car, SportsLink
Education:	SUNY College at Cortland

This borrower member posted the following loan description, which has not been verified:

I am a young professional a few years out of college and just got ahead of myself trying to find my dream job and ran up a decent amount of credit card debt. I missed on payment and my APR went up to 24.24% I am paying around 350 a month on the cards and and racking up about 200 a month in finance charges. I am just trying to consolidate my credit card debt into one payment at a better rate.

A credit bureau reported the following information about this borrower member on April 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,422.00	Public Records On File:	0
Revolving Line Utilization:	66.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 395179

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395179	$6,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395179. Member loan 395179 was requested on April 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Union Electrician	Debt-to-income ratio:	23.91%
Length of employment:	4 years 6 months	Location:	Las Vegas, NV

Home town:	Las Vegas
Current & past employers:	Union Electrician, Fisk Electric
Education:	University of Massachusetts at Amherst (B.S), College of Southern Nevada (Electrical)

This borrower member posted the following loan description, which has not been verified:

Have never been late on a payment on any of my credit history. Credit is tight with banks, so i wanted to give this a shot. Have a few credit cards left to pay off and wanted to use this loan to pay off the cards and eliminate my credit card use. 6,000 is no small potatoes, but its nothing life changing just something to consolidate debt with for a lower interest rate and one monthly payment. To all investors, whatever the terms may be i will 95% pay the loan to the last installment date. I understand this is a business and money is made off of interest. Credit score ranges from the 3 major bureaus to 680 - 720. All investors should feel comfortable lending to me considering my credit history, score and purpose for this loan. Thank you for your time

A credit bureau reported the following information about this borrower member on April 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2003	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,713.00	Public Records On File:	0
Revolving Line Utilization:	43.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 395180

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395180	$1,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395180. Member loan 395180 was requested on April 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	The Crossings	Debt-to-income ratio:	24.35%
Length of employment:	3 years 8 months	Location:	Austin, TX

Home town:	Baton Rouge
Current & past employers:	The Crossings, Sodexo, Modus Media
Education:	Sul Ross State University, Strayer University at Washington, DC

This borrower member posted the following loan description, which has not been verified:

I am currently working two jobs. My second evening job ends on May 9th. My Social Security Retirement monthly check begins in July. I am looking for another evening job but would like to just work my day job and wait to start getting my Social Security check which is an extra $657 a month over my regular 40 hr week income. Right now my regular job income covers rent, bills, and gas. When the retirement income starts it is extra.

A credit bureau reported the following information about this borrower member on April 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,533.00	Public Records On File:	1
Revolving Line Utilization:	38.40%	Months Since Last Record:	101
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 395187

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395187	$8,800	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395187. Member loan 395187 was requested on April 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,333 / month
Current employer:	wsm/nz	Debt-to-income ratio:	10.34%
Length of employment:	4 years	Location:	houston, TX

Home town:	lahore
Current & past employers:	wsm/nz
Education:	lums

This borrower member posted the following loan description, which has not been verified:

planning to redo the kitchen and the wood floor in the house i have some money saved up and the rest i need to start working on my house

A credit bureau reported the following information about this borrower member on April 17, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2004	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	23	Months Since Last Delinquency:	21
Revolving Credit Balance:	$6,405.00	Public Records On File:	0
Revolving Line Utilization:	33.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 388426

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
388426	$15,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 388426. Member loan 388426 was requested on April 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Self Employed	Debt-to-income ratio:	4.81%
Length of employment:	n/a	Location:	Campbell, CA

Home town:	New York
Current & past employers:	Self Employed, Self Employed
Education:	St. John's University

This borrower member posted the following loan description, which has not been verified:

I am in the process of starting a promotional products business. My total investment in the business is about $30K and I would like to borrow about 1/2 of this amount which will allow me to still have significant reserves. The funds will be use to purchase equipment for my business. I already have a number of customers waiting. I feel I am a low risk because I own my own home (not upside down on my loan with plenty of equity), My FICO score is about 800, and I have never defaulted or late on any payments. The reason I would like to borrow some of the funds is to match my revenue with monthly costs (loan repayment) and to keep funds in reserve to get my business off the ground. I am projecting to be cash flow positive within 3 months. My background is in finance with an MBA. I have analyzed this business and industry in detail and have put together a business plan which have covered Thank you.

A credit bureau reported the following information about this borrower member on April 10, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1982	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,267.00	Public Records On File:	0
Revolving Line Utilization:	33.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 394817

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394817	$24,000	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394817. Member loan 394817 was requested on April 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,509 / month
Current employer:	Elevate Group holdings	Debt-to-income ratio:	0.43%
Length of employment:	10 years	Location:	arlington, TX

Home town:
Current & past employers:	Elevate Group holdings
Education:	The University of Texas at Arlington

This borrower member posted the following loan description, which has not been verified:

Seeking to bundle all my debts into one loan and stay debt free by eliminating the use of CC and pay off other outstanding variable rate debts. Credit cards and other lenders are raising rates irregardless of payent history b/c they need to make up for their losses last year.

A credit bureau reported the following information about this borrower member on April 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1983	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	31
Revolving Credit Balance:	$436.00	Public Records On File:	0
Revolving Line Utilization:	5.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 395230

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395230	$5,400	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395230. Member loan 395230 was requested on April 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	U.S. Air Force	Debt-to-income ratio:	23.07%
Length of employment:	5 years 10 months	Location:	Fayetteville, AR

Home town:	Honolulu
Current & past employers:	U.S. Air Force
Education:	Community College of the Air Force (CCAF)

This borrower member posted the following loan description, which has not been verified:

This money will be used to pay off credit card debt accumulated during purchases made as a first time home buyer. I am a responsible candidate for this loan because I have never missed a payment & I have recieved good discipline skills through six years in the armed forces. Military punctuality has been tought & practiced on a daily basis & has helped keep me a responsible person when it comes to finanacial stability.

A credit bureau reported the following information about this borrower member on April 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2005	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,828.00	Public Records On File:	0
Revolving Line Utilization:	23.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 395241

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395241	$22,750	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395241. Member loan 395241 was requested on April 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,044 / month
Current employer:	University of Florida - Housing Dept.	Debt-to-income ratio:	13.04%
Length of employment:	44 years 11 months	Location:	Trenton, FL

Home town:	Trenton
Current & past employers:	University of Florida - Housing Dept., None
Education:	None

This borrower member posted the following loan description, which has not been verified:

I wish to get a personal loan to remodel kitchen & bathroom. Home was built in 1977 and needs serious upgrading. One credit card I have, Capital One, I co-signed for my wife, she was in real estate and had used the card for expenses. She ran the card up and has been paying on the card, but then as her income has been decreasing had to use the card to pay for expenses. She has now quit using card, has a new full-time job with a steady income, so I want to use some of the funds to pay down the balance so she can handle the payments.

A credit bureau reported the following information about this borrower member on April 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1987	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,799.00	Public Records On File:	0
Revolving Line Utilization:	61.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 395251

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395251	$7,500	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395251. Member loan 395251 was requested on April 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:	boyles Motors	Debt-to-income ratio:	18.16%
Length of employment:	10 years	Location:	Hopkins, MO

Home town:	Savanna
Current & past employers:	boyles Motors
Education:

This borrower member posted the following loan description, which has not been verified:

i would like to consolidate loans get one fixed rate and have one payment

A credit bureau reported the following information about this borrower member on April 18, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1993	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,704.00	Public Records On File:	0
Revolving Line Utilization:	14.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 395272

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395272	$9,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395272. Member loan 395272 was requested on April 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	Computer Sciences Corporation	Debt-to-income ratio:	12.85%
Length of employment:	2 years 2 months	Location:	Syracuse, NY

Home town:	Syracuse
Current & past employers:	Computer Sciences Corporation
Education:	University of Wisconsin-Madison

This borrower member posted the following loan description, which has not been verified:

I am looking for a simple loan for the purpose of paying off some high interest rate credit cards. I would very much like to pay them off and pay my lender back at a fair rate in a very reasonable time frame. I am college educated with an impressive employment history, and I'm currently employed by a Fortune 500 company. My current base salary exceeds $6,000/month or $72,000 annually. Because of my steady income it will be easy for me to make a consolidated loan payment every month, or even bi-weekly if necessary. I am happy to answer any questions and provide any necessary financial documentation to interested lenders.

A credit bureau reported the following information about this borrower member on April 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	13	Months Since Last Delinquency:	13
Revolving Credit Balance:	$8,081.00	Public Records On File:	0
Revolving Line Utilization:	58.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 395273

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395273	$20,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395273. Member loan 395273 was requested on April 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,750 / month
Current employer:	D fish Express	Debt-to-income ratio:	10.80%
Length of employment:	4 years	Location:	Miami, FL

Home town:	Miami
Current & past employers:	D fish Express
Education:

This borrower member posted the following loan description, which has not been verified:

I ma buying from my cousin two mobilre car wash vans with all the equipment that I can rent for $ 80,00 daily.

A credit bureau reported the following information about this borrower member on April 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,453.00	Public Records On File:	0
Revolving Line Utilization:	42.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 395277

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395277	$8,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395277. Member loan 395277 was requested on April 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	City University of New York	Debt-to-income ratio:	1.94%
Length of employment:	6 years 9 months	Location:	NEW YORK, NY

Home town:	East Hanover
Current & past employers:	City University of New York
Education:	Florida Community College at Jacksonville, University of North Florida, The City College of New York

This borrower member posted the following loan description, which has not been verified:

Looking to consolidate debt. Credit score 777.

A credit bureau reported the following information about this borrower member on April 18, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,845.00	Public Records On File:	0
Revolving Line Utilization:	25.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 395282

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395282	$15,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395282. Member loan 395282 was requested on April 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,167 / month
Current employer:	CyberSyx LLC	Debt-to-income ratio:	0.00%
Length of employment:	1 year 6 months	Location:	Brookfield, CT

Home town:	Danbury
Current & past employers:	CyberSyx LLC, Danbury Hospital, Enterprise Rent A Car
Education:	University of Connecticut

This borrower member posted the following loan description, which has not been verified:

I am looking to expand my company, CyberSyx LLC, by doing the following two things: 1. I will be hiring a part-time designer who will help me expand the amount of projects I can work on at any given time, thus increasing revenue. 2. I will use this loan to pay off my business line of credit (22%!). Help me expand my business into already proven territory. By hiring a part-time employee and decreasing my monthly payments, I will be dramatically increasing the efficiency and profitability of my business.

A credit bureau reported the following information about this borrower member on April 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	11	Months Since Last Delinquency:	1
Revolving Credit Balance:	$728.00	Public Records On File:	0
Revolving Line Utilization:	2.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 395295

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395295	$15,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395295. Member loan 395295 was requested on April 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,717 / month
Current employer:	Walgreens	Debt-to-income ratio:	3.48%
Length of employment:	2 years	Location:	ORLANDO, FL

Home town:
Current & past employers:	Walgreens
Education:

This borrower member posted the following loan description, which has not been verified:

Debt Consolidation

A credit bureau reported the following information about this borrower member on April 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1990	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,774.00	Public Records On File:	0
Revolving Line Utilization:	44.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 395320

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395320	$12,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395320. Member loan 395320 was requested on April 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Jay Jay Caberet	Debt-to-income ratio:	14.16%
Length of employment:	13 years 4 months	Location:	New York, NY

Home town:	New York
Current & past employers:	Jay Jay Caberet
Education:	CUNY City College

This borrower member posted the following loan description, which has not been verified:

This is a very important loan for me. Due to the economic crisis, it has become more difficult for people like me to get the money we need for school, student loans do not cover expenses and now that banks are not lending to most people unless of course you have money, but then if I had the money I would not need the loan. It is a catch 22. My hope is that there is someone who could help me in my advancement of my dream so that I do not have to quit school because I can no longer afford to attend. Thank You

A credit bureau reported the following information about this borrower member on April 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	70
Revolving Credit Balance:	$6,308.00	Public Records On File:	1
Revolving Line Utilization:	28.00%	Months Since Last Record:	53
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 395348

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395348	$25,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395348. Member loan 395348 was requested on April 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Nationwide	Debt-to-income ratio:	15.88%
Length of employment:	2 years 8 months	Location:	huntington beach, CA

Home town:	Los Angeles
Current & past employers:	Nationwide, Morgan Stanley, smith barney
Education:	California State University-Long Beach (CSULB)

This borrower member posted the following loan description, which has not been verified:

Need loan to consolidate debt.

A credit bureau reported the following information about this borrower member on April 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,438.00	Public Records On File:	1
Revolving Line Utilization:	90.60%	Months Since Last Record:	111
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 395353

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395353	$5,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395353. Member loan 395353 was requested on April 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Chase Home Finance	Debt-to-income ratio:	7.53%
Length of employment:	5 years 6 months	Location:	Lewisville, TX

Home town:	Green Bay
Current & past employers:	Chase Home Finance, TMP Worldwide
Education:	University of Wisconsin-Whitewater

This borrower member posted the following loan description, which has not been verified:

I'm trying to consolidate 2 credit card balances totaling $5,000. The only reason for the consolidation would be to lower to increased APR on the high balanced credit card due to the bank's poor stock performance over the prior year. The APR on the credit card originally was 9.99% and increased to 19.99% within the past 14 months.

A credit bureau reported the following information about this borrower member on April 18, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,576.00	Public Records On File:	0
Revolving Line Utilization:	25.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 395436

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395436	$5,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395436. Member loan 395436 was requested on April 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,750 / month
Current employer:	Comcast Corp.	Debt-to-income ratio:	12.91%
Length of employment:	3 years 2 months	Location:	evanston, IL

Home town:	LAGOS
Current & past employers:	Comcast Corp., FEDERAL MOGUL
Education:	Oakton Community College

This borrower member posted the following loan description, which has not been verified:

My name is Dayo . I want to show appreciation to all that has made this forum to provide timely loans possible. As a first time home buyer, I deeply appreciate everyone's efforts that can help me do the home improvement on my home. I am looking forward to the closing on the home in a couple of weeks. I have a good credit rating - in the 700's- and I am gainfully employed. Once again I express my gratitude to all of you biding on my proposal.

A credit bureau reported the following information about this borrower member on April 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2006	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 395446

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395446	$3,250	16.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395446. Member loan 395446 was requested on April 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$667 / month
Current employer:	RR Donelly	Debt-to-income ratio:	6.30%
Length of employment:	1 year 3 months	Location:	Neenah, WI

Home town:	Appleton
Current & past employers:	RR Donelly
Education:	University of Wisconsin Fox Valley

This borrower member posted the following loan description, which has not been verified:

I'm a college student currently in my sophmore year for pharmacy. Right now however I'm trying to start a small business with my mother on my downtime. She's owned her own small collectible business for 10+ years selling at fairs, local markets, and business events. She usually nets $300-$1000+ per day. I would like to join her in her business by helping her open a small kiosk in the local mall. By boosting capital and helping her open this kiosk I would also be assuming management responsibility as well as help inventory and sales.

A credit bureau reported the following information about this borrower member on April 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2007	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 395460

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395460	$25,000	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395460. Member loan 395460 was requested on April 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$12,500 / month
Current employer:	Self Employed	Debt-to-income ratio:	8.88%
Length of employment:	5 years 5 months	Location:	Venice, CA

Home town:	Los Alamos
Current & past employers:	Self Employed, SomaTone Interactive Audio, LegalZoom.com, Inc., California State University Long Beach, Barnes and Noble
Education:	Loyola Marymount University, California State Univer

This borrower member posted the following loan description, which has not been verified:

My name is Marianthe Bezzerides, and I am interested in applying for a loan. The nature of my situation is interesting and warrants an explanation. I am partnering with a filmmaker and former top-dog in film distribution to build an entertainment and film company. We are going to be using the loan to provide a cushion for some business expenses, but mostly to cover the ebb and flow that occurs with a new company. My partner is the brains, creative force and expertise of the company, I happen to be the one that was blessed (through diligent credit building for 10 years) with solid credit and an abundantly generous credit line for someone of my age. I will not be the one responsible for paying back this loan, as this was the deal presented by my business partner. I am merely the one providing the line of credit due to my excellent credit rating gained by diligent on-time and responsible bill-paying over the course of 10 years. Currently I have utilized a large portion of my existing credit line to purchase a cutting edge piece of film equipment that will be used for the company so it looks like I have too much debt in relation to my line of credit, however, I do not believe I am a high-risk borrower. While I realize this is a scary time to be taking out extensive amounts of debt, I feel that it is necessary in order to offer a bit of piece of mind for the company's success. Thank you for your time.

A credit bureau reported the following information about this borrower member on April 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$74,908.00	Public Records On File:	0
Revolving Line Utilization:	87.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Posting Report Supplement No. 189 dated April 19, 2009